Form U-13-60
                  Mutual and Subsidiary Service Companies
                          Revised February 7, 1980



                               ANNUAL REPORT

                               For the Period

           Beginning January 1, 2000 and Ending December 31, 2000


                                   TO THE

                  U. S. SECURITIES AND EXCHANGE COMMISSION


                                     OF

               CONSOLIDATED NATURAL GAS SERVICE COMPANY, INC.

                        A Subsidiary Service Company

  (Filed by its Successor by Merger, Dominion Resources Services, Inc.)


                Date of Incorporation:  October 27, 1961


 State or Sovereign Power under which Incorporated or Organized:  Delaware


       Location of Principal Executive Offices of Reporting Company:

                              120 Tredegar Street
                           Richmond, Virginia  23219


 Name, title, and address of officer to whom correspondence concerning this report should be addressed:

                               Steven A. Rogers
                         Vice President and Controller
                       Dominion Resources Services, Inc.
                              120 Tredegar Street
                           Richmond, Virginia  23219


      Name of Principal Holding Company Whose Subsidiaries are served by Reporting Company:

                      Consolidated Natural Gas Company

                    INSTRUCTIONS FOR USE OF FORM U-13-60

1. TIME OF FILING. Rule 94 provides that on or before the first day of May in each calendar year, each mutual service company and each subsidiary service company as to which the Commission shall have made a favorable finding pursuant to Rule 88, and every service company whose application for approval or declaration pursuant to Rule 88 is pending shall file with the Commission an annual report on Form U-13-60 and in accordance with the Instructions for that form.

2. NUMBER OF COPIES. Each annual report shall be filed in duplicate. The company should prepare and retain at least one extra copy for itself in case correspondence with reference to the report become necessary.

3. PERIOD COVERED BY REPORT. The first report filed by any company shall cover the period from the date the Uniform System of Accounts was required to be made effective as to that company under Rules 82 and 93 to the end of that calendar year. Subsequent reports should cover a calendar year.

4. REPORT FORMAT. Reports shall be submitted on the forms prepared by the Commission. If the space provided on any sheet of such form is inadequate, additional sheets may be inserted of the same size as a sheet of the form or folded to such size.

5. MONEY AMOUNTS DISPLAYED. All money amounts required to be shown in financial statements may be expressed in whole dollars, in thousands of dollars or in hundred thousands of dollars, as appropriate and subject to provisions of Regulation S-X (Section 210.3-01(b)).

6. DEFICITS DISPLAYED. Deficits and other like entries shall be indicated by the use of either brackets or a parenthesis with corresponding reference in footnotes. (Regulation S-X, Section 210.3-01(c)).

7. MAJOR AMENDMENTS OR CORRECTIONS. Any company desiring to amend or correct a major omission or error in a report after it has been filed with the Commission shall submit an amended report including only those pages, schedules, and entries that are to be amended or corrected. A cover letter shall be submitted requesting the Commission to incorporate the amended report changes and shall be signed by a duly authorized officer of the company.

8. DEFINITIONS. Definitions contained in Instruction 01-8 to the Uniform System of Accounts for Mutual Service Companies and Subsidiary Service Companies, Public Utility Holding Company Act of 1935, as amended February 2, 1979 shall be applicable to words or terms used specifically within this Form U-13-60.

9. ORGANIZATION CHART. The service company shall submit with each annual report a copy of its current organization chart.

10. METHODS OF ALLOCATION. The service company shall submit with each annual report a listing of the currently effective methods of allocation being used by the service company and on file with the Securities and Exchange Commission pursuant to the Public Utility Holding Company Act of 1935.

11. ANNUAL STATEMENT OF COMPENSATION FOR USE OF CAPITAL BILLED. The service company shall submit with each annual report a copy of the annual statement supplied to each associate company in support of the amount of compensation for use of capital billed during the calendar year.

12. ELECTRONIC FILERS. Electronic filers are subject to Regulation S-T and the EDGAR Filer Manual. Any rule or instruction therein shall be controlling unless otherwise specifically provided in rules or instructions pertaining to the submission of this form.

     Requirements as to multiple copies filed with the Commission do not apply to electronic format documents.

     Data that appears in tabular or columnar format shall be marked as prescribed in the EDGAR Filer Manual.

     Signatures shall be in typed form rather than manual format. See rule 13 of Regulation S-T.

LISTING OF SCHEDULES AND ANALYSIS OF ACCOUNTS

                                                           Schedule or   Page
Description of Schedules and Accounts                   Account Number  Number

COMPARATIVE BALANCE SHEET                               Schedule I       5-6

  Service Company Property                              Schedule II      7-8
  Accumulated Provision for Depreciation and
    Amortization of Service Company Property            Schedule III      9
  Investments                                           Schedule IV      10
  Accounts Receivable from Associate Companies          Schedule V      11-12
  Fuel Stock Expenses Undistributed                     Schedule VI      13
  Stores Expense Undistributed                          Schedule VII     14
  Miscellaneous Current and Accrued Assets              Schedule VIII    15
  Miscellaneous Deferred Debits                         Schedule IX      16
  Research, Development, or Demonstration
    Expenditures                                        Schedule X       17
  Proprietary Capital                                   Schedule XI      18
  Long-Term Debt                                        Schedule XII     19
  Current and Accrued Liabilities                       Schedule XIII   20-21
  Notes to Financial Statements                         Schedule XIV    22-30

COMPARATIVE STATEMENT OF INCOME                         Schedule XV      31

  Analysis of Billing - Associate Companies             Account 457      32
  Analysis of Billing - Non associate Companies         Account 458      33
  Analysis of Charges for Service - Associate
    and Non associate Companies                         Schedule XVI     34
  Schedule of Expense by Department or
    Service Function                                    Schedule XVII   35-46
  Departmental Analysis of Salaries                     Account 920     47-50
  Outside Services Employed                             Account 923     51-52
  Employee Pensions and Benefits                        Account 926      53
  General Advertising Expenses                          Account 930.1    54
  Miscellaneous General Expenses                        Account 930.2    55
  Rents                                                 Account 931      56
  Taxes Other than Income Taxes                         Account 408      57
  Donations                                             Account 426.1    58
  Other Deductions                                      Account 426.5    59
  Notes to Statement of Income                          Schedule XVIII   60

LISTING OF INSTRUCTIONAL FILING REQUIREMENTS
                                                                         Page
Description of Reports or Statements                                    Number

ORGANIZATION CHART                                                       61

METHODS OF ALLOCATION                                                    62

ANNUAL STATEMENT OF COMPENSATION FOR USE OF CAPITAL BILLED               63

SIGNATURE                                                                64

EXHIBIT I                                                               1-6
                                     4

      ANNUAL REPORT OF:  Consolidated Natural Gas Service Company, Inc.

                    SCHEDULE I - COMPARATIVE BALANCE SHEET

             Give balance sheet of the Company as of December 31
                        of the current and prior year
                                                                  As of
Account              Assets and Other Debits                   December 31
                                                              Current   Prior
                                                               2000     1999 *
                                                              (In Thousands)
          SERVICE COMPANY PROPERTY
   101   Service company property (Schedule II)          $   40,116  $ 43,981
   107   Construction work in progress (Schedule II)            -          -

              Total Property                                 40,116    43,981

   108   Less accumulated provision for depreciation
          and amortization of service company property
          (Schedule III)                                     24,943    19,763

              Net Service Company Property                   15,173    24,218

         INVESTMENTS
   123   Investments in associate companies (Schedule IV)       -          -
   124   Other investments (Schedule IV)                        -          -
              Total Investments                                 -          -

         CURRENT AND ACCRUED ASSETS
   131   Cash                                                 1,599       412
   134   Special deposits                                      (416)        2
   135   Working funds                                            6         7
   136   Temporary cash investments (Schedule IV)               -      61,817
   141   Notes receivable                                       -          -
   143   Accounts receivable                                  1,345       867
   144   Accumulated provision for uncollectible accounts       -          -
   146   Accounts receivable from associate companies
           (Schedule V and XIV-Note 9)                    1,161,811   633,303
   152   Fuel stock expenses undistributed (Schedule VI)        -          -
   154   Materials and supplies                                 -          -
   163   Stores expense undistributed (Schedule VII)            -          -
   165   Prepayments                                          1,916     1,855
   174   Miscellaneous current and accrued assets
           (Schedule VIII)                                      -          -
               Total Current and Accrued Assets           1,166,261   698,263

         DEFERRED DEBITS
   181   Unamortized debt expense                               -          -
   184   Clearing accounts                                      (33)       58
   186   Miscellaneous deferred debits (Schedule IX)         34,178    17,072
   188   Research, development, or demonstration
           expenditures (Schedule X)                            -          -
   190   Accumulated deferred income taxes                    5,674     4,223

              Total Deferred Debits                          39,819    21,353

              TOTAL ASSETS AND OTHER DEBITS              $1,221,253  $743,834

* Restated to present accumulated other comprehensive income.
                                     5

     ANNUAL REPORT OF:  Consolidated Natural Gas Service Company, Inc.

                   SCHEDULE I - COMPARATIVE BALANCE SHEET

                                                                 As of
Account        Liabilities and Proprietary Capital            December 31
                                                             Current    Prior
                                                             2000      1999*
                                                             (In Thousands)
         PROPRIETARY CAPITAL
  201   Common stock issued (Schedule XI)               $       10  $    10
  211   Miscellaneous paid-in capital (Schedule XI)             -         -
  215   Appropriated retained earnings (Schedule XI)            -         -
  216   Unappropriated retained earnings (Schedule XI)          -         -
  218   Accumulated other comprehensive income (loss)         (504)    (534)

             Total Proprietary Capital                        (494)    (524)


         LONG-TERM DEBT
  223   Advances from associate companies (Schedule XII)        -    23,432
  224   Other long-term debt (Schedule XII)                     -         -
  225   Unamortized premium on long-term debt                   -         -
  226   Unamortized discount on long-term debt-debit            -         -

             Total Long-Term Debt                               -    23,432

         CURRENT AND ACCRUED LIABILITIES
  231   Notes payable                                           -         -
  232   Accounts payable                                     7,678    9,331
  233   Notes payable to associate companies
          (Schedule XIII and XIV-Note 9)                 1,132,736  646,801
  234   Accounts payable to associate companies
          (Schedule XIII and XIV-Note 9)                    12,583    7,078
  236   Taxes accrued                                          385     (363)
  237   Interest accrued                                        -         -
  238   Dividends declared                                      -         -
  241   Tax collections payable                               (226)     377
  242   Miscellaneous current and accrued liabilities
          (Schedule XIII)                                    9,683    3,297

             Total Current and Accrued Liabilities       1,162,839  666,521

         DEFERRED CREDITS
  253   Other deferred credits                              51,895   48,728
  255   Accumulated deferred investment tax credits             -         -
            Total Deferred Credits                          51,895   48,728

  282   ACCUMULATED DEFERRED INCOME TAXES                    7,013    5,677


             TOTAL LIABILITIES AND PROPRIETARY CAPITAL  $1,221,253 $743,834


* Restated to present accumulated other comprehensive income.
                                     6

     ANNUAL REPORT OF:  Consolidated Natural Gas Service Company, Inc.

                    For the Year Ended December 31, 2000
                              (In Thousands)

                   SCHEDULE II - SERVICE COMPANY PROPERTY

                         Balance At           Retirements            Balance At
                         Beginning               or        Other     Close of
   Description            of Year  Additions    Sales    Changes(1)    Year

SERVICE COMPANY
PROPERTY

Account
  301  Organization     $    1   $     -    $      1    $     -   $     -
  303  Miscellaneous
         Intangible
         Plant              -          -          -           -         -
304  Land and Land
         Rights            111         -         111          -         -
  305  Structures and
         Improvements    4,848      1,278      4,661          -      1,465
  306  Leasehold
          Improvements   7,170        607        479          -      7,298
  307  Equipment(2)     29,258      1,196      1,520       (972)    27,962
  308  Office
          Furniture
          and Equip-
          ment           2,593        846         48          -      3,391
  309  Automobiles,
          Other
          Vehicles and
          Related
          Garage Equip-
          ment              -          -          -           -         -
  310   Aircraft and
          Airport
          Equipment         -          -          -           -         -
  311   Other Service
           Company
           Property(3)      -          -          -           -         -

            SUBTOTAL    43,981      3,927      6,820       (972)    40,116
  107   Construction
           Work in
           Progress(4)      -          -          -          -          -

            TOTAL     $ 43,981   $  3,927   $  6,820    $  (972)  $ 40,116


(1) Provide an explanation of those changes considered material:

   Not Applicable

      ANNUAL REPORT OF:  Consolidated Natural Gas Service Company, Inc.

                     For the Year Ended December 31, 2000
                                (In Thousands)

                           SCHEDULE II - CONTINUED

(2) Sub accounts are required for each class of equipment owned. The service company shall provide a listing by sub account of equipment additions during the year and the balance at the close of the year:

                                                                     Balance At
                                                                      Close of
             Subaccount Description                   Additions       Year

Computer Hardware                                      $    723     $ 24,949

Computer Software                                            40        2,403

Typewriters, Calculators, Copiers & Duplicating             433          610

  TOTAL                                                $  1,196     $ 27,962




(3) Describe Other Service Company Property:

    Not Applicable


(4) Describe Construction Work in Progress:

    Not Applicable

      ANNUAL REPORT OF:  Consolidated Natural Gas Service Company, Inc.

                     For the Year Ended December 31, 2000
                                (In Thousands)

                                 SCHEDULE III

                  ACCUMULATED PROVISION FOR DEPRECIATION AND
                   AMORTIZATION OF SERVICE COMPANY PROPERTY

                                   Additions               Other
                                    Charged               Changes
                       Balance At    to                    Add     Balance At
                        Beginning  Account               (Deduct)   Close of
    Description          of Year     403    Retirements     (1)       Year

Account
  301   Organization   $     -    $     -     $      1    $   -     $   (1)
  303   Miscellaneous
          Intangible
          Plant              -          -          -          -           -
  304   Land and Land
          Rights             -          -          -          -           -
  305   Structures and
          Improvements    1,725        145       1,464        -          406
  306   Leasehold
          Improvements    4,125      1,938         480       104       5,687
  307   Equipment        12,276      5,856       1,539        -       16,593
  308   Office
          Furniture and
          Fixtures        1,637        636          15        -        2,258
  309   Automobiles,
          Other
          Vehicles and
          Related
          Garage Equip-
          ment               -          -          -          -           -
  310   Aircraft and
          Airport
          Equipment          -          -          -          -           -
  311   Other Service
          Company
          Property           -          -          -          -           -

            TOTAL      $ 19,763   $  8,575    $ 3,499    $   104     $ 24,943


(1) Provide an explanation of those changes considered material:

    Not Applicable

      ANNUAL REPORT OF:  Consolidated Natural Gas Service Company, Inc.

                     For the Year Ended December 31, 2000
                                (In Thousands)

                          SCHEDULE IV - INVESTMENTS

INSTRUCTIONS:  Complete the following schedule concerning investments.

               Under Account 124 "Other Investments", state each investment separately, with description, including, the name of issuing company, number of shares or principal amount, etc.

               Under Account 136, "Temporary Cash Investments", list each investment separately.

                                                Balance At    Balance At
                                                 Beginning     Close of
            Description                           of Year        Year

Account 123 - Investment in Associate Companies  $     -       $     -


Account 124 - Other Investments                        -             -


Account 136 - Temporary Cash Investments


              National Australia Bank             61,817             -

        TOTAL                                    $61,817       $     -

      ANNUAL REPORT OF:  Consolidated Natural Gas Service Company, Inc.

                     For the Year Ended December 31, 2000
                                (In Thousands)

          SCHEDULE V - ACCOUNTS RECEIVABLE FROM ASSOCIATE COMPANIES

INSTRUCTIONS:  Complete the following schedule listing accounts receivable from each associate company. Where the service company has provided accommodation or convenience payments for associate companies, a separate listing of total payments for each associate company by subaccount should be provided.

                                                    Balance At    Balance At
                                                     Beginning     Close of
                Description                           of Year        Year
Account 146 - Accounts Receivable from Associate
              Companies
Consolidated Natural Gas Company                    $ 23,818    $    2,503
The East Ohio Gas Company                            296,315       475,895
The Peoples Natural Gas Company                       96,578       146,903
Dominion Transmissions, Inc.                          51,351        17,006
Hope Gas, Inc.                                        31,082        30,056
Dominion Exploration & Production, Inc.                3,792       310,489
CNG Power Company                                         25           (10)
Consolidated System LNG Corporation                        1            -
CNG Research Company                                       1            -
Virginia Natural Gas, Inc.                            48,595            -
Dominion Field Services, Inc.                          2,755       107,182
CNG Power Services Corporation                         3,457         1,798
Dominion Retail, Inc.                                 28,141        36,039
Dominion Products and Services, Inc.                      25            45
CNG International Corporation                          9,985           639
CNG Oil Gathering Corporation                         11,502         8,756
CNG Main Pass Gas Gathering Corporation               25,880        24,515
Dominion Resources, Inc.                                  -             21
Virginia Electric and Power Company                       -            (26)

        TOTAL RECEIVABLES                           $633,303    $1,161,811

     ANNUAL REPORT OF:  Consolidated Natural Gas Service Company, Inc.

                    For the Year Ended December 31, 2000
                               (In Thousands)

         SCHEDULE V - ACCOUNTS RECEIVABLE FROM ASSOCIATE COMPANIES

                                                                      Total
Analysis of Convenience or Accommodation Payments:                 Payments


  Consolidated Natural Gas Company                                $     64
  The East Ohio Gas Company                                          1,268
  The Peoples Natural Gas Company                                      575
  Dominion Transmission, Inc.                                        1,004
  Hope Gas, Inc.                                                       403
  Dominion Exploration & Production, Inc.                             (344)
  CNG Power Company                                                     (1)
  Virginia Natural Gas, Inc.                                           234
  Dominion Field Services, Inc.                                        (48)
  CNG Research Company                                                   1
  CNG Financial Services Company                                         1
  CNG Power Services Corporation                                         2
  Dominion Retail, Inc.                                                142
  Dominion Products and Services, Inc.                                   2
  Consolidated System LNG Company                                        1
  CNG Oil Gathering Corporation                                          1
  CNG Main Pass Gas Gathering Corporation                                1
  CNG International Corporation                                         51

          TOTAL PAYMENTS                                          $  3,357

The majority of these payments were for system insurance, system employee benefit plans, and system memberships.

      ANNUAL REPORT OF:  Consolidated Natural Gas Service Company, Inc.

                     For the Year Ended December 31, 2000
                                (In Thousands)

               SCHEDULE VI - FUEL STOCK EXPENSES UNDISTRIBUTED

INSTRUCTIONS:  Report the amount of labor and expenses incurred with respect to fuel stock expenses during the year and indicate amount attributable to each associate company. Under the section headed "Summary" listed below give an overall report of the fuel functions performed by the service company.

                 Description                       Labor    Expenses   Total

Account 152 - Fuel Stock Expenses Undistributed  $     -   $     -   $     -

          TOTAL                                  $     -   $     -   $     -





Summary:

  Not Applicable

      ANNUAL REPORT OF:  Consolidated Natural Gas Service Company, Inc.

                     For the Year Ended December 31, 2000
                                (In Thousands)

                 SCHEDULE VII - STORES EXPENSE UNDISTRIBUTED

INSTRUCTIONS:  Report the amount of labor and expenses incurred with respect to stores expense during the year and indicate amount attributable to each associate company.

                 Description                       Labor    Expenses   Total

Account 163 - Stores Expense Undistributed       $     -   $     -   $     -

          TOTAL                                  $     -   $     -   $     -

      ANNUAL REPORT OF:  Consolidated Natural Gas Service Company, Inc.

                     For the Year Ended December 31, 2000
                                (In Thousands)

           SCHEDULE VIII - MISCELLANEOUS CURRENT AND ACCRUED ASSETS

INSTRUCTIONS:  Provide detail of items in this account.  Items less than
               $10,000 may be grouped, showing the number of items in each group.

                                                       Balance At    Balance At
                                                       Beginning     Close of
                 Description                            of Year        Year

Account 174 - Miscellaneous Current and
              Accrued Assets                           $     -       $     -

           TOTAL                                       $     -       $     -

      ANNUAL REPORT OF:  Consolidated Natural Gas Service Company, Inc.

                     For the Year Ended December 31, 2000
                                (In Thousands)

                 SCHEDULE IX - MISCELLANEOUS DEFERRED DEBITS

INSTRUCTIONS:  Provide detail of items in this account.  Items less than
               $10,000 may be grouped by class showing the number of items in each class.

                                                       Balance At    Balance At
                                                       Beginning     Close of
                 Description                           of Year        Year

Account 186 - Miscellaneous Deferred Debits

  Prepaid Pension Costs                               $ 15,338      $ 29,421
  Intangible Asset - Minimum Pension Liability           1,723         4,742
  Miscellaneous                                             11            15

          TOTAL                                       $ 17,072      $ 34,178

      ANNUAL REPORT OF:  Consolidated Natural Gas Service Company, Inc.

                     For the Year Ended December 31, 2000
                                (In Thousands)

       SCHEDULE X - RESEARCH, DEVELOPMENT, OR DEMONSTRATION EXPENDITURES

INSTRUCTIONS:  Provide a description of each material research, development or demonstration project which incurred costs by the service corporation during the year.

                    Description                                       Amount

Account 188 - Research, Development, or Demonstration
                Expenditures                                         $     -

             TOTAL                                                   $     -

      ANNUAL REPORT OF:  Consolidated Natural Gas Service Company, Inc.

                     For the Year Ended December 31, 2000

                      SCHEDULE XI - PROPRIETARY CAPITAL

                                                               Outstanding
                                  Number of   Par or Stated  Close of Period
Account                            Shares        Value       No. of    Total
Number      Class of Stock        Authorized   Per Share     Shares   Amount

201       Common Stock Issued     25,000        $100.00        100    $10,000

INSTRUCTIONS:  Classify amounts in each account with brief explanation, disclosing the general nature of transactions which gave rise to the reported amounts.

                    Description                                    Amount

Account 211 - Miscellaneous Paid-In Capital                        $     -

Account 215 - Appropriated Retained Earnings                             -

         TOTAL                                                     $     -

INSTRUCTIONS:  Give particulars concerning net income or (loss) during the year, distinguishing between compensation for the use of capital owed or net loss remaining from servicing nonassociates per the General Instructions of the Uniform System of Accounts. For dividends paid during the year in cash or otherwise, provide rate percentage, amount of dividend, date declared and date paid.

                             Balance At   Net Income               Balance At
                              Beginning       or       Dividends    Close of
       Description             of Year      (Loss)       Paid         Year

Account 216 - Unappropriated
               Retained
               Earnings
                             $     -      $     -      $     -      $     -

TOTAL                        $     -      $     -      $     -      $     -

                                               Other
                               Balance At  Comprehensive  Reclass- Balance At
                                Beginning      Income    ification  Close of
                                 of Year     or (Loss)  Adjustments   Year

Account 218 - Accumulated Other
               Comprehensive
               Income        $   (534)    $     30     $     -      $   (504)


                         ANNUAL REPORT OF:  Consolidated Natural Gas Service Company, Inc.

                                        For the Year Ended December 31, 2000
                                                   (In Thousands)

                                          SCHEDULE XII - LONG-TERM DEBT

     INSTRUCTIONS:  Advances from associate companies should be reported separately for advances on notes, and advances on open account.  Names of associate companies from which advances were received shall be shown under the class and series of obligation column.  For Account 224 - Other long-term debt provide the name of creditor company or organization, terms of the obligation, date of maturity, interest rate, and the amount authorized and outstanding.

                     Terms of Oblig    Date                        Balance At                   Balance At
                     Class & Series     of    Interest   Amount    Beginning          Deductions Close of
                     of Obligation   Maturity  Rate    Authorized  of Year  Additions    (1)       Year
Account 223 - Advances from
              Associate Companies:

               Consolidated Natural
                Gas Company          2000-2005  9.50%     $ 3,836   $ 1,026   $  -   $  1,026     $  -
               Consolidated Natural
                Gas Company           2003      6.10%         795       795      -        795        -
               Consolidated Natural
                Gas Company           2004      7.50%      20,000    20,000      -     20,000        -
               Consolidated Natural
                Gas Company           2008      6.75%       1,611     1,611      -      1,611        -

Account 224 - Other Long-Term Debt:                            -          -      -        -          -
          TOTAL                                           $26,242   $23,432   $  -   $ 23,432    $   -


(1) GIVE AN EXPLANATION OF DEDUCTIONS:

    On December 29, 2000, all long-term debt of Consolidated Natural Gas Service Company was repaid in anticipation of the January 1, 2001 merger of Consolidated Natural Gas Service Company with
    Dominion Resources Services, Inc.

                                                              19

       ANNUAL REPORT OF:  Consolidated Natural Gas Service Company, Inc.

                  For the Year Ended December 31, 2000

                              (In Thousands)

               SCHEDULE XIII - CURRENT AND ACCRUED LIABILITIES

INSTRUCTIONS:  Provide balance of notes and accounts payable to each associate company. Give description and amount of miscellaneous current and accrued liabilities. Items less than $10,000 may be grouped, showing the numbers of items in each group.

                                                      Balance At    Balance At
                                                       Beginning     Close of
                 Description                           of Year        Year

Account 233 - Notes Payable to Associate Companies

   Consolidated Natural Gas Company                   $611,780    $  952,835
   CNG Iroquois, Inc.                                   10,708        24,756
   Consolidated System LNG Company                       1,007           665
   Dominion Exploration & Production, Inc.              12,139            -
   CNG Pipeline                                          1,139           988
   CNG Research Company                                     71            69
   CNG Coal Company                                      3,698         4,122
   Dominion Products and Services, Inc.                    531         3,021
   CNG International Corporation                            -        137,030
   CNG Technologies                                        144           170
   CNG Power Company                                     4,642         7,414
   CNG Market Center Services                              942         1,666

           TOTAL                                      $646,801    $1,132,736

Account 234 - Accounts Payable to Associate Companies

   Consolidated Natural Gas Company                   $  5,249      $  5,806
   The East Ohio Gas Company                               550         1,124
   The Peoples Natural Gas Company                         284         1,977
   Dominion Transmission, Inc.                             514           205
   CNG Iroquois, Inc.                                       49           143
   Hope Gas, Inc.                                          504           673
   Consolidated System LNG Company                           5             5
   Dominion Exploration & Production, Inc.                (136)         (271)
   CNG Pipeline                                              6             6
   CNG Coal Company                                         19            24
   Virginia Natural Gas, Inc.                              (19)           -
   Dominion Field Services, Inc.                            -            243
   CNG Power Company                                        24            43
   CNG International Corporation                           (50)          746
   Dominion Retail, Inc.                                    68           149
   CNG Market Center Services                                5            10
   Dominion Products and Services, Inc.                      6            24
   CNG Technologies                                         -              1
   Dominion Resources Services, Inc.                        -          1,675

           TOTAL                                      $  7,078      $ 12,583

      ANNUAL REPORT OF:  Consolidated Natural Gas Service Company, Inc.

                        For the Year Ended December 31, 2000

                              (In Thousands)

               SCHEDULE XIII - CURRENT AND ACCRUED LIABILITIES
                                 (Concluded)


INSTRUCTIONS: Provide balance of notes and accounts payable to each associate company. Give description and amount of miscellaneous current and accrued liabilities. Items less than $10,000 may be grouped, showing the numbers of items in each group.

                                                     Balance At    Balance At
                                                     Beginning     Close of
                Description                           of Year        Year

Account 242 - Miscellaneous Current and
              Accrued Liabilities

  Accrued Vacation Pay                               $  2,979      $  2,574
  Incentive Compensation                                  293         7,083
  Sublease Security Deposit                                28            29
  Miscellaneous (1 Item)                                   (3)           (3)

          TOTAL                                      $  3,297      $  9,683

      ANNUAL REPORT OF:  Consolidated Natural Gas Service Company, Inc.

                     For the Year Ended December 31, 2000

                   SCHEDULE XIV - NOTES TO FINANCIAL STATEMENTS


INSTRUCTIONS:  The space below is provided for important notes regarding the financial statements or any account thereof. Furnish particulars as to any significant contingent assets or liabilities existing at the end of the year. Notes relating to financial statements shown elsewhere in this report may be indicated here by reference.

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Company are summarized in this Note.

     Property, Plant and Equipment and Depreciation

The property, plant and equipment accounts consist of investment in computer equipment, office furniture and equipment, leasehold improvements and other items, which are stated at "original cost". In December 2000, the Company sold its investment in a Data Center as part of the consolidation of post-merger operations of CNG and Dominion. Additions and betterments are charged to the property accounts at cost. Upon normal retirement of a plant asset, its cost is charged to accumulated depreciation together with costs of removal less salvage. The costs of maintenance, repairs and replacing minor items are charged principally to expense as incurred.

Depreciation and amortization are recorded over the estimated service lives of plant assets by application of straight-line or accelerated methods.

     Income Taxes

The unconsolidated income tax expense or benefit has been computed for the Company in accordance with Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes," and reflects the changes in tax assets and liabilities of the Company on a stand alone basis and the effect of filing a consolidated U.S. tax return with Dominion Resources, Inc. (Dominion) and its subsidiaries.

Prior to the merger, the Company was included in the consolidated federal tax return filed by CNG.

2.  MERGER OF CONSOLIDATED NATURAL GAS COMPANY AND DOMINION RESOURCES, INC.

On January 28, 2000, Dominion acquired all the outstanding common stock of Consolidated Natural Gas Company (CNG or Parent Company), the parent of Consolidated Natural Gas Service Company, Inc. (the Company). The acquisition was completed by merging CNG into a new subsidiary of Dominion. The name of the new Dominion subsidiary was changed to Consolidated Natural Gas Company at the time of the merger.

      ANNUAL REPORT OF:  Consolidated Natural Gas Service Company, Inc.

                       For the Year Ended December 31, 2000


3.  MERGER OF THE COMPANY WITH DOMINION RESOURCES SERVICES, INC.

Effective January 1, 2001, the Company was merged with and into Dominion Resources Services, Inc., with Dominion Resources Services, Inc. being the surviving entity. The merger was approved in Public Utility Holding Company Act Release No. 35-27113 (File No. 70-9477).

4.  CHANGE IN ACCOUNTING

During the third quarter of 2000, Dominion and its subsidiaries, including CNG and its subsidiaries, adopted a company-wide method of calculating the market related value of pension plan assets used to determine the expected return on pension plan assets, a component of net periodic pension cost. Under the new method, the market related value of pension plan assets reflects the difference between actual investment returns and expected investment returns evenly over a four-year period. Prior to Dominion's acquisition of CNG, each company used different methods to determine the calculated value of the market related value of pension plan assets. The method formerly used by the Company calculated the market related value of pension plan assets as the average of market values at the end of each of the preceding four years, with appropriate adjustments for receipts, disbursements, and investment income during the period. The Company believes that the new method is preferable to continuing to use either or both of the former methods as the new method enhances the predictability of expected return on pension plan assets, provides consistent treatment of all investment gains and losses, and results in calculated market related pension plan asset values that are closer to market value as compared to values calculated under the previous methods.

The $3,079,000 cumulative effect of the change on prior years is included in income for the year ended December 31, 2000. The effect of the change on 2000 was to increase the Company's net pension credit by $436,000. Had the Company retroactively applied the new method, on a pro forma basis, the net pension credit for the year ended December 31, 1999 would have been $1,144,000, compared with the $874,000 reported.

       ANNUAL REPORT OF:  Consolidated Natural Gas Service Company, Inc.

                      For the Year Ended December 31, 2000

5.  RESTRUCTURING AND OTHER MERGER-RELATED ACTIVITIES

Costs recognized by the Company in connection with the merger of CNG with Dominion and the subsequent restructuring of the operations of the combined companies were as follows:

                                           Years Ended
                                           December 31,
                                         2000         1999
                                           (In Thousands)
Settlement of certain employment
  contracts                           $42,691     $ 27,323
Early retirement program                1,251           -
Information technology
  related costs                         1,981           -
Severance liability accrued            15,040        4,462
Lease termination and
  restructuring                           577           -
Surrender of vested stock
  options and awards                       -        88,837
Other                                  11,194          294
    Total                             $72,734     $120,916

   2000 Restructuring and Other Merger-Related Costs

Dominion and its subsidiaries developed and began the implementation of a plan to restructure the operations of the combined companies. The restructuring plan included an involuntary severance program, a voluntary early retirement program and a transition plan to implement operational changes to provide efficiencies, including the consolidation of post-merger operations and the integration of information technology systems.

   Involuntary Severance Program

Dominion and its subsidiaries established a comprehensive involuntary severance package for salaried employees impacted by workforce reductions. Severance payments are based on the individual's base salary and years-of-service at the time of termination. Under the restructuring plan, a total of 186 positions at the Company have been identified for elimination, resulting in $15,040,000 of severance related costs. At December 31, 2000, a total of 153 positions had been eliminated, and $8,015,000 of severance benefits had been paid.

   Early Retirement Program

Salaried employees of the Company, excluding officers, who had attained age 52 and completed at least 12 years of service as of July 1, 2000, were eligible under the early retirement program (ERP). The early retirement option provides up to three additional years of age and three additional years of employee service for benefit formula purposes, subject to age and service maximums under the Company's postretirement medical and pension plans.  During
                                     24

       ANNUAL REPORT OF:  Consolidated Natural Gas Service Company, Inc.

                       For the Year Ended December 31, 2000

the second quarter of 2000, approximately 27 employees elected to participate in the ERP, resulting in an expense of $4,577,000. This expense was offset, in part, by curtailment gains of $3,326,000 attributable to reductions in expected future years of service as a result of ERP participation and involuntary employee terminations. Some of the ERP participants will also receive benefits under the involuntary severance package. Benefits under the involuntary severance package are subject to reduction as a result of coordination with the additional retirement plan benefits provided by the ERP.

   Other Restructuring and Merger-Related Costs

The change of control required settlement of certain employment contracts. The information technology related costs include excess amortization expense attributable to shortening the useful lives of capitalized software being impacted by systems integration, and related conversion costs. The lease termination and restructuring costs are being incurred as operations are streamlined and work locations are consolidated.

   1999 Restructuring and Other Merger-Related Costs

Shareholder approval of the merger of CNG with Dominion constituted a change of control as defined in CNG's then effective stock incentive plans. The change of control triggered acceleration of the vesting of stock options and certain other stock awards. Also, the change of control effectively granted limited stock appreciation rights to holders of vested stock options and certain other stock awards. Holders were permitted to elect to receive a cash payment in exchange for surrendering vested stock options and awards during the period July 1, 1999 through August 29, 1999. The amount to be paid to the holders was based on the value determined per the associated plans, which considered the option exercise price, award value, and the change of control price as defined in the plans. Based on the value of the vested options and awards expected to be surrendered and cashed out, the Company recognized a charge of $88,837,000 during the second quarter of 1999.

During 1999, the Company also recorded charges for the costs related to certain executive employment agreements and for other merger-related costs.

       ANNUAL REPORT OF:  Consolidated Natural Gas Service Company, Inc.

                      For the Year Ended December 31, 2000

            SCHEDULE XIV - NOTES TO FINANCIAL STATEMENTS (Continued)

6.  PENSION AND OTHER POSTRETIREMENT BENEFIT COSTS

All employees of the Company are covered under the Consolidated Natural Gas System's qualified noncontributory defined benefit pension plans. Benefits payable under the plans are based primarily on each employee's years of service, age and base salary during the five years prior to retirement. Net pension costs are determined by an independent actuary, and the plans are funded on an annual basis to the extent such funding is deductible under federal income tax regulations. Plan assets consist primarily of equity securities, fixed income securities and insurance contracts. The pension program also includes the payment of supplemental pension benefits to certain retirees, and the payment of benefits to certain retired executives under company-sponsored nonqualified employee benefit plans. Certain of these nonqualified benefit plans are funded through contributions to a grantor trust.

The Company also sponsors defined benefit postretirement plans, covering both salaried and hourly employees and certain dependents, that provide medical and life insurance coverage benefits. These benefits are provided through insurance companies and other providers with the annual cash outlays based on the claim experience of the related plans. Employees who retire on or after attaining age 55 and having rendered at least 15 years of service, or employees retiring on or after attaining age 65, are eligible to receive benefits under the plans. The plans are both contributory and noncontributory, depending on age, retirement date, the plan elected by the employee, and whether the employee is covered under a collective bargaining agreement. Most of the medical plans contain cost-sharing features such as deductibles and coinsurance. For certain of the contributory medical plans, retiree contributions and cost sharing features are adjusted annually.

Following the January 28, 2000 merger of CNG with Dominion, Dominion and its subsidiaries, including the Company, offered an early retirement program (ERP) as part of a plan to restructure the operations of the combined companies. The ERP provided up to three additional years of age and three additional years of employee service for benefit formula purposes, subject to age and service maximums under the Company's postretirement medical and pension plans. Certain employees who satisfied certain minimum age and years of service requirements were eligible under the ERP. The effect of the ERP on the Company's pension plan and postretirement benefit expenses was $3,792,000 and $785,000, respectively. These expenses were offset, in part, by curtailment gains of approximately $3,122,000 and $204,000 from pension plans and other postretirement benefit plans, respectively, attributable to reductions in expected future years of service as a result of ERP participation and involuntary employee terminations.

      ANNUAL REPORT OF:  Consolidated Natural Gas Service Company, Inc.

                      For the Year Ended December 31, 2000

In addition, effective January 1, 2000, Dominion and its subsidiaries, including the Company, adopted a change in the method of calculating the market-related value of pension plan assets. The cumulative effect of this change on prior years is reported as a change in accounting principle. See
Note 4.

Total pension expense (credit), which includes the costs of defined benefit pension plans and pension supplements, was $(7,174,000) and $(874,000) for the years ended December 31, 2000 and 1999, respectively. The pension credit for the year ended December 31, 2000 also includes the effect of the ERP and the current year impact of the change in accounting.

As required by Statement of Financial Accounting Standards No. 87, "Employers' Accounting for Pensions," the Company has recognized a minimum liability of $5,517,000 and $2,544,000 at December 31, 2000 and 1999, respectively, for the unfunded accumulated benefit obligation relating to its nonqualified and supplemental pension plans. In 2000, recognition of the minimum liability resulted in a credit to other comprehensive income of $30,000, net of income taxes. At December 31, 2000 and 1999, a related intangible asset of $4,742,000 and $1,723,000, respectively, was recognized.

The Company is amortizing the accumulated postretirement benefit obligation at January 1, 1993 (transition obligation) over a 20-year period. Net periodic postretirement benefit cost for the years ended December 31, 2000 and 1999, was $2,627,000 and $1,688,000, respectively. The amount for the year ended December 31, 2000 includes the effect of the ERP.


7.  LONG-TERM DEBT

On December 29, 2000, all long-term debt of the Company, consisting of notes payable to Consolidated Natural Company, was repaid in anticipation of the merger of the Company with Dominion Resources Services, Inc.

8.  COMMITMENTS AND CONTINGENCIES

Lease arrangements of the Company are principally for office space, business machines and transportation equipment. None of these arrangements, individually or in the aggregate, are material capital leases. Rental expense, which in large part represents minimum rentals, incurred in the years 2000 and 1999 was $8,692,000 and $7,747,000, respectively, and is included in the Statement of Income. Contingent and sublease rentals were not material.
Future minimum rental payments in the aggregate amount to $48,795,000 and for the years 2001 through 2005 are: $6,788,000; $6,674,000; $6,801,000;
$6,944,000 and $7,022,000. The Company has the option to purchase equipment from International Business Machines, Inc. at fair market value of the leased property exercisable at any time.

       ANNUAL REPORT OF:  Consolidated Natural Gas Service Company, Inc.

                      For the Year Ended December 31, 2000

            SCHEDULE XIV - NOTES TO FINANCIAL STATEMENTS (Continued)


9.  MONEY POOL

The Parent Company and its subsidiaries participate in the System Money Pool
(Pool), which is administered by the Company on behalf of the participants. The operation of the Pool was authorized by the Securities and Exchange Commission in PUHCA Release No. 24128 (File No. 70-7258).

Participants contribute the amount of their available funds to the Pool based on cash flow projections. The short-term financing requirements of participants, with the exception of the Parent Company, are satisfied by advances from the Pool. After satisfaction of the borrowing needs of participants and after any possible prepayment of outstanding indebtedness, the Company, as agent for the Pool, invests the excess funds on a short-term basis. Participants providing funds to the Pool share in the interest earned on these investments on a basis proportionate to their investment in the Pool. Participants borrowing from the Pool pay interest generally at a rate equivalent to the effective cost of short-term borrowings to the Parent Company. Participants may withdraw their investments in the Pool at any time. Borrowings from the Pool are payable on demand, and may be prepaid at any time without premium or penalty.

      ANNUAL REPORT OF:  Consolidated Natural Gas Service Company, Inc.

                     For the Year Ended December 31, 2000

           SCHEDULE XIV - NOTES TO FINANCIAL STATEMENTS (Continued)


At December 31, 2000, the detail of the pool was as follows (in thousands):

Investment in Pool (including interest)
  Consolidated Natural Gas Company                $958,144
  CNG Iroquois, Inc.                                24,899
  CNG International Corporation                    137,836
  Consolidated System LNG Company                      670
  CNG Pipeline Company                                 994
  CNG Research Company                                  69
  CNG Coal Company                                   4,146
  Dominion Products and Services, Inc.               3,045
  CNG Power Company                                  7,457
  CNG Technologies, Inc.                               171
  CNG Market Center Services, Inc.                   1,676    $1,139,107
  Consolidated Natural Gas Service Company                            58

          SUBTOTAL                                             1,139,165


Less:
Borrowings from Pool (including interest)
  The East Ohio Gas Company                       $467,524
  The Peoples Natural Gas Company                  145,078
  Dominion Transmission, Inc.                       12,435
  Hope Gas, Inc.                                    29,093
  Dominion Exploration & Production, Inc.          307,777
  Dominion Field Services, Inc.                    107,045
  CNG Power Services Corporation                     1,797
  Dominion Retail, Inc.                             35,153
  CNG Oil Gathering Corporation                      8,748
  CNG Main Pass Gas Gathering Corporation           24,515     1,139,165

          TOTAL                                               $      -



Temporary Cash Investments                                    $      -

Interest Receivable - Money Pool                                     -

          TOTAL                                               $      -

      ANNUAL REPORT OF:  Consolidated Natural Gas Service Company, Inc.

                     For the Year Ended December 31, 2000

           SCHEDULE XIV - NOTES TO FINANCIAL STATEMENTS (Concluded)



10.  AFFILIATED ACCOUNTS

The amounts reported in this Form U-13-60 are on a general ledger account basis and exclude the Service Company's Money Pool receivable due from the Service Company as agent for the Pool and the payable amount due the pool at December 31, 2000. The balance of the Service Company's portion of the pool is detailed on page 29. The amounts reported in Form U5S include these balances. A reconciliation of affiliated receivables and payables at December 31, 2000, is as follows (in thousands):



                                 As Reported      As Reported
Affiliated Accounts             in Form U-13-60   in Form U5S     Difference

Accounts Receivable               $  1,161,811    $  1,161,869   $        58



Notes Payable                     $  1,132,736    $  1,145,377
Accounts Payable                        12,583           -
Payables to Affiliated Companies        -                -

                                  $  1,145,319    $  1,145,377   $        58

      ANNUAL REPORT OF:  Consolidated Natural Gas Service Company, Inc.

                 For the Years Ended December 31, 2000 and 1999
                                (In Thousands)

                   SCHEDULE XV - COMPARATIVE STATEMENT OF INCOME


                                                           Current    Prior
Account                     Description                      Year      Year
                                                             2000      1999
       INCOME

 457      Services rendered to associate companies         $183,272 $257,425
 458      Services rendered to nonassociate companies           621       -
 421      Miscellaneous income or loss                          100       14
                    TOTAL INCOME                            183,993  257,439

       EXPENSE

 912-13   Marketing and Advertising                           3,568    4,115
 920      Salaries and wages                                 56,230  148,551
 921      Office supplies and expenses                       23,551   29,921
 922      Administrative expense transferred - credit            -        -
 923      Outside services employed                          12,643    9,716
 924      Property insurance                                     23       30
 925      Injuries and damages                                   63      220
 926      Employee pensions and benefits                     61,341   40,376
 928      Regulatory commission expense                          -        -
 930.1    General advertising expenses                           -        -
 930.2    Miscellaneous general expenses                      4,564    1,397
 931      Rents                                               8,692    7,747
 932      Maintenance of structures and equipment               623      814
 403      Depreciation and amortization expense               8,575    5,835
 408      Taxes other than income taxes                       4,825    5,955
 409      Income taxes                                          (70)  (4,555)
 410      Provision for deferred income taxes                 8,546   11,661
 411      Provision for deferred income taxes - credit       (8,476)  (7,106)
 411.5    Investment tax credit                                  -        -
 426.1    Donations                                              -        -
 426.5    Other deductions                                      484      158
 427      Interest on long-term debt                             -        -
 430      Interest on debt to associate companies             1,816    2,314
 431      Other interest expense                                 74      290

                   TOTAL EXPENSE                            187,072  257,439

                   INCOME (LOSS) BEFORE CUMULATIVE
                   EFFECT OF ACCOUNTING CHANGE               (3,079)      -

 435      Cumulative effect of accounting change (pensions)   3,079       -

                        NET INCOME OR (LOSS)               $     -   $

      ANNUAL REPORT OF:  Consolidated Natural Gas Service Company, Inc.

                     For the Year Ended December 31, 2000
                                (In Thousands)

                             ANALYSIS OF BILLING

                      ASSOCIATE COMPANIES - ACCOUNT 457

                                    Direct   Indirect  Compensation   Total
                                    Costs     Costs      For Use     Amount
   Name of Associate Company       Charged   Charged    of Capital   Billed
                                   457-1(A)  457-2(B)     457-3

Consolidated Natural Gas Company    $ 45,654   $   (247)  $   (117)  $ 45,290
The East Ohio Gas Company             33,414     18,021        480     51,915
The Peoples Natural Gas Company        9,482      6,074        177     15,733
Dominion Transmission, Inc.           17,557     11,800        339     29,696
Hope Gas, Inc.                         4,182      2,485         72      6,739
Dominion Exploration &
  Production, Inc.                     8,995      7,760        233     16,988
CNG Power Company                         64         49          2        115
Virginia Natural Gas, Inc.             4,223      3,258        114      7,595
Dominion Field Services, Inc.            452        276          8        736
CNG Power Services Corporation            20         16          -         36
Dominion Products and Services, Inc.     138        114          4        256
CNG International Corporation            771        183          3        957
Dominion Retail, Inc.                  4,347      1,888         51      6,286
CNG Oil Gathering Corp.                   21         15          1         37
CNG Main Pass Gas Gathering Corp.          3          4          -          7
CNG Research Company                       1          -          -          1
Dominion Resources, Inc.                  63         40          1        104
Virginia Electric and Power Company      367        400         14        781





           TOTAL                    $129,754   $ 52,136   $  1,382   $183,272

(A) The amount of direct costs
    charged of $129,754 includes the
    loss on the sale of the Data Center
    of $1,463.

(B) The amount of indirect costs
    charged of $52,136 is net of
    $1,563 miscellaneous income and
    $3,079 cumulative effect of a
    change in accounting principle.

     ANNUAL REPORT OF:  Consolidated Natural Gas Service Company, Inc.

                    For the Year Ended December 31, 2000
                               (In Thousands)

                            ANALYSIS OF BILLING

                     NONASSOCIATE COMPANIES - ACCOUNT 458

     Name of      Direct   Indirect   Compensation           Excess     Total
   Nonassociate    Cost     Cost        For Use    Total       or      Amount
     Company     Charged   Charged     Of Capital   Cost   Deficiency  Billed
                  458-1      458-2       458-3                458-4

Virginia Natural
  Gas, Inc.   $    268   $    353   $     -    $    621   $    434  $ 1,055

     TOTAL    $    268   $    353   $     -    $    621   $    434  $ 1,055





INSTRUCTION:   Provide a brief description of the services rendered to each nonassociate company:

Services provided to nonassociated companies represents services provided to Virginia Natural Gas (VNG) subsequent to the October 6, 2000, sale of
VNG by Consolidated Natural Gas Company. The services were provided pursuant to a Transition Services Agreement and consisted primarily of information technology system and related software application support prior to the conversion of existing VNG systems and applications to those used by its new owner, and certain accounting and processing support.


                                         ANNUAL REPORT OF:  Consolidated Natural Gas Service Company, Inc.
                                                         For the Year Ended December 31, 2000
                                                                  (In Thousands)
                                                    SCHEDULE XVI - ANALYSIS OF CHARGES FOR SERVICE

                                                         ASSOCIATE AND NONASSOCIATE COMPANIES
                                                 Associate                Nonassociate
                                              Company Charges            Company Charges         Total Charges for Service
                                             Direct   Indirect           Direct  Indirect        Direct  Indirect
             Description of Items             Cost      Cost    Total     Cost    Cost   Total    Cost     Cost     Total
912-13 Marketing and Advertising            $  3,533  $    28  $  3,561  $    7  $   -  $    7  $  3,540  $    28  $  3,568
920    Salaries and Wages                     23,026   32,914    55,940      84     206    290    23,110   33,120    56,230
921    Office Supplies and Expenses           23,293      248    23,541       8       2     10    23,301      250    23,551
922    Administrative Expense Transferred -
           Credit                                 -        -         -       -       -      -         -        -         -
923    Outside Services Employed              12,155      320    12,475     166       2    168    12,321      322    12,643
924    Property Insurance                         13       10        23      -       -      -         13       10        23
925    Injuries and Damages                       -        63        63      -       -      -         -        63        63
926    Employee Pensions and Benefits         53,094    8,196    61,290      -       51     51    53,094    8,247    61,341
928    Regulatory Commission Expense              -        -         -       -       -      -         -        -         -
930.1  General Advertising Expenses               -        -         -       -       -      -         -        -         -
930.2  Miscellaneous General Expenses          4,534       30     4,564      -       -      -      4,534       30     4,564
931    Rents                                   3,741    4,917     8,658       3      31     34     3,744    4,948     8,692
932    Maintenance of Structures and
           Equipment                             616        7       623      -       -      -        616        7       623
403    Depreciation and Amortization
           Expense                             3,694    4,850     8,544      -       31     31     3,694    4,881     8,575
408    Taxes Other than Income Taxes             112    4,683     4,795      -       30     30       112    4,713     4,825
409    Income Taxes                               -       (70)      (70)     -       -      -         -       (70)      (70)
410    Provision for Deferred Income Taxes        -     8,493     8,493      -       53     53        -     8,546     8,546
411    Provision for Deferred Income Taxes Cr.    -    (8,423)   (8,423)     -      (53)   (53)       -    (8,476)   (8,476)
411.5  Investment Tax Credit                      -        -         -       -       -      -         -        -         -
426.1  Donations                                  -        -         -       -       -      -         -        -         -
426.5  Other Deductions                          480        4       484      -       -      -        480        4       484
427    Interest on Long-Term Debt                 -        -         -       -       -      -         -        -         -
431    Other Interest Expense                     -        74        74      -       -      -         -        74        74

                    TOTAL EXPENSES          $128,291  $56,344   184,635     268     353    621   128,559   56,697   185,256

Compensation for Use of Equity Capital
430    Interest on Debt to Associate
           Companies                                              1,816      -       -      -         -     1,816     1,816

                    TOTAL COST OF SERVICE                      $186,451  $  268  $  353 $  621  $128,559  $58,513  $187,072

INSTRUCTION:  Total cost of service will equal for associate and nonassociate companies the total amount billed under their separate analysis of billing schedules.

                                                            34


                         ANNUAL REPORT OF:  Consolidated Natural Gas Service Company, Inc.

                                         For the Year Ended December 31, 2000
                                                          (In Thousands)

                                  SCHEDULE XVII - SCHEDULE OF EXPENSE DISTRIBUTION
                                                             BY

                                             DEPARTMENT OR SERVICE FUNCTION
                                       Total                Executive   Corporate  Media     Legal     Secretary's   Legal
    Description of Items               Amount    Overhead     Office      Commun.  Rel.-Gas Washington              Pittsburgh

912-13 Marketing and Advertising      $  3,568   $     28   $     -    $     -    $    -    $     -   $      -   $      -
920    Salaries and Wages               56,230      2,579     10,979        500        45        217        254      1,176
921    Office Supplies and Expenses     23,551        248        967        185        25         41         81        217
922    Administrative Expense
           Transferred Credit               -          -          -          -         -          -          -          -
923    Outside Services Employed        12,643        324        109         -         -          20         -         506
924    Property Insurance                   23         11         -          -         -          -          -          -
925    Injuries and Damages                 63         63         -          -         -          -          -          -
926    Employee Pensions and Benefits   61,341      3,423     24,522        314        -       3,012        217      8,090
928    Regulatory Commission Expense        -          -          -          -         -          -          -          -
930.1  General Advertising Expense          -          -          -          -         -          -          -          -
930.2  Miscellaneous General Expenses    4,564         29         21         23        -           1        250        347
931    Rents                             8,692        281        831        143        -         138         66        319
932    Maintenance of Structures
           and Equipment                   623          6          7          1        -          -          -          -
403    Depreciation and
           Amortization Expense          8,575      1,068        436         99        -         126         55        228
408    Taxes Other Than Income Taxes     4,825      4,713         -          -         -          -          -          -
409    Income Taxes                        (70)       (82)        -          -         -          -          -          -
410    Provision for Deferred
           Income Taxes                  8,546      8,546         -          -         -          -          -          -
411    Provision for Deferred
           Income Taxes - Credit        (8,476)    (8,476)        -          -         -          -          -          -
411.5  Investment Tax Credit                -          -          -          -         -          -          -          -
426.1  Donations                            -          -          -          -         -          -          -          -
426.5  Other Deductions                    484          3         -          -         -          -          -          -
427    Interest on Long-Term Debt           -          -          -          -         -          -          -          -
430    Interest on Debt to                                                             -
           Associate Companies           1,816      1,816         -          -         -          -          -          -
431    Other Interest Expense               74         37         37         -         -          -          -          -

              TOTAL EXPENSES          $187,072   $ 14,617   $ 37,909   $  1,265   $    70   $  3,555   $    923   $ 10,883

                                                          35


                         ANNUAL REPORT OF:  Consolidated Natural Gas Service Company, Inc.

                                         For the Year Ended December 31, 2000
                                                          (In Thousands)

                                  SCHEDULE XVII - SCHEDULE OF EXPENSE DISTRIBUTION
                                                             BY
                                             DEPARTMENT OR SERVICE FUNCTION
                                      External
                                      Affairs &                             Corporate  Regulated
                                       Policy     Corporate                  General   Fixed
    Description of Items             Development   Affairs    Controller's  Accounting Assets

912-13 Marketing and Advertising      $     -     $     -     $     -     $     -     $     -
920    Salaries and Wages                  648         283         544       1,309         737
921    Office Supplies and Expenses        209         184         154         145         144
922    Administrative Expense
           Transferred Credit               -           -           -           -           -
923    Outside Services Employed           174          -            1           6          32
924    Property Insurance                   -           -           -           -           -
925    Injuries and Damages                 -           -           -           -           -
926    Employee Pensions and Benefits    2,771          56       1,895       1,187          -
928    Regulatory Commission Expense        -           -           -           -           -
930.1  General Advertising Expense          -           -           -           -           -
930.2  Miscellaneous General Expenses        3         (98)         45           3           4
931    Rents                               294          83         306         105          85
932    Maintenance of Structures
           and Equipment                     7          -            1           1          -
403    Depreciation and
           Amortization Expense            122          48         288          90          49
408    Taxes Other Than Income Taxes        -           -           -           -           -
409    Income Taxes                         -           -           -           -           -
410    Provision for Deferred
           Income Taxes                     -           -           -           -           -
411    Provision for Deferred
           Income Taxes - Credit            -           -           -           -           -
411.5  Investment Tax Credit                -           -           -           -           -
426.1  Donations                            -           -           -           -           -
426.5  Other Deductions                    478          -           -           -           -
427    Interest on Long-Term Debt           -           -           -           -           -
430    Interest on Debt to
           Associate Companies              -           -           -           -           -
431    Other Interest Expense               -           -           -           -           -

              TOTAL EXPENSES          $  4,706    $    556    $  3,234    $  2,846    $  1,051

                                                          36


                         ANNUAL REPORT OF:  Consolidated Natural Gas Service Company, Inc.

                                         For the Year Ended December 31, 2000
                                                          (In Thousands)

                                  SCHEDULE XVII - SCHEDULE OF EXPENSE DISTRIBUTION
                                                             BY
                                             DEPARTMENT OR SERVICE FUNCTION

                                       Internal     Human       Employee
    Description of Items               Auditing    Resources    Benefits  Treasurer's     Tax

912-13 Marketing and Advertising      $     -     $     -     $     -     $     -     $     -
920    Salaries and Wages                  691         881         715         776         675
921    Office Supplies and Expenses        133         272          85          91         119
922    Administrative Expense
           Transferred Credit               -           -           -           -           -
923    Outside Services Employed            21          91           2          20         125
924    Property Insurance                   -           -           -           12          -
925    Injuries and Damages                 -           -           -           -           -
926    Employee Pensions and Benefits      553         275       4,825       1,768         364
928    Regulatory Commission Expense        -           -           -           -           -
930.1  General Advertising Expense          -           -           -           -           -
930.2  Miscellaneous General Expenses       13           4       1,947           2          -
931    Rents                               166         217         204         220         170
932    Maintenance of Structures
           and Equipment                    -            1          -            1           1
403    Depreciation and
           Amortization Expense            122         151         151         644          95
408    Taxes Other Than Income Taxes        -           -           -           -            2
409    Income Taxes                         -           -           -           -           12
410    Provision for Deferred
           Income Taxes                     -           -           -           -           -
411    Provision for Deferred
           Income Taxes - Credit            -           -           -           -           -
411.5  Investment Tax Credit                -           -           -           -           -
426.1  Donations                            -           -           -           -           -
426.5  Other Deductions                     -           -           -           -            3
427    Interest on Long-Term Debt           -           -           -           -           -
430    Interest on Debt to
           Associate Companies              -           -           -           -           -
431    Other Interest Expense               -           -           -           -           -

              TOTAL EXPENSES          $  1,699    $  1,892    $  7,929    $  3,534    $  1,566

                                                          37


                         ANNUAL REPORT OF:  Consolidated Natural Gas Service Company, Inc.

                                         For the Year Ended December 31, 2000
                                                          (In Thousands)

                                  SCHEDULE XVII - SCHEDULE OF EXPENSE DISTRIBUTION
                                                          BY
                                             DEPARTMENT OR SERVICE FUNCTION
                                                                           System                  I/T         Project
                                      Investor     Flight      New York   Services     Monty    Training &    Planning &
    Description of Items              Relations   Operations    Office     Staff                Development   Development

912-13 Marketing and Advertising      $     -     $     -     $     -     $     -     $     -     $     -     $     -
920    Salaries and Wages                   54          11          -          718         582         394         609
921    Office Supplies and Expenses          4          -           -          215         130         122         161
922    Administrative Expense
           Transferred Credit               -           -           -           -           -           -           -
923    Outside Services Employed            -           -           -            6           6          15          -
924    Property Insurance                   -           -           -           -           -           -           -
925    Injuries and Damages                 -           -           -           -           -           -           -
926    Employee Pensions and Benefits      461          -           -        1,738          16         224         221
928    Regulatory Commission Expense        -           -           -           -           -           -           -
930.1  General Advertising Expense          -           -           -           -           -           -           -
930.2  Miscellaneous General Expenses       -           -           -           13           1          -            4
931    Rents                                25          -           47         171         103          66         159
932    Maintenance of Structures
           and Equipment                    -           -           30           2          -           -           -
403    Depreciation and
           Amortization Expense             18          -           -        1,029          78          43          76
408    Taxes Other Than Income Taxes        -           -           -            1           1           1          -
409    Income Taxes                         -           -           -           -           -           -           -
410    Provision for Deferred
           Income Taxes                     -           -           -           -           -           -           -
411    Provision for Deferred
           Income Taxes - Credit            -           -           -           -           -           -           -
411.5  Investment Tax Credit                -           -           -           -           -           -           -
426.1  Donations                            -           -           -           -           -           -           -
426.5  Other Deductions                     -           -           -           -           -           -           -
427    Interest on Long-Term Debt           -           -           -           -           -           -           -
430    Interest on Debt to
           Associate Companies              -           -           -           -           -           -           -
431    Other Interest Expense               -           -           -           -           -           -           -

              TOTAL EXPENSES          $    562    $     11    $     77    $  3,893    $    917    $    865    $  1,230

                                                           38


                         ANNUAL REPORT OF:  Consolidated Natural Gas Service Company, Inc.

                                         For the Year Ended December 31, 2000
                                                          (In Thousands)

                                  SCHEDULE XVII - SCHEDULE OF EXPENSE DISTRIBUTION
                                                             BY
                                             DEPARTMENT OR SERVICE FUNCTION

                                                                            Data      Security/
    Description of Items              Purchasing    Facility   Network     Center    Operations    System
                                                    Services   Services   Operations   Support     Admin.
912-13 Marketing and Advertising      $     -     $     -     $     -     $     -     $     -     $     -
920    Salaries and Wages                2,058         924         824       2,162         414         691
921    Office Supplies and Expenses        549          73         591       4,100         163       1,615
922    Administrative Expense
           Transferred Credit               -           -           -           -           -           -
923    Outside Services Employed            -           83       2,463           1          -           -
924    Property Insurance                   -           -           -           -           -           -
925    Injuries and Damages                 -           -           -           -           -           -
926    Employee Pensions and Benefits       31         602          59       1,217          76          16
928    Regulatory Commission Expense        -           -           -           -           -           -
930.1  General Advertising Expense          -           -           -           -           -           -
930.2  Miscellaneous General Expenses       20         480          31          10          -           27
931    Rents                               189         112         463         284          47          48
932    Maintenance of Structures
           and Equipment                     1         557           2           5          -          (29)
403    Depreciation and
           Amortization Expense             87          62         413       1,203          58          25
408    Taxes Other Than Income Taxes        -           -           -          106          -           -
409    Income Taxes                         -           -           -           -           -           -
410    Provision for Deferred
           Income Taxes                     -           -           -           -           -           -
411    Provision for Deferred
           Income Taxes - Credit            -           -           -           -           -           -
411.5  Investment Tax Credit                -           -           -           -           -           -
426.1  Donations                            -           -           -           -           -           -
426.5  Other Deductions                     -           -           -           -           -           -
427    Interest on Long-Term Debt           -           -           -           -           -           -
430    Interest on Debt to
           Associate Companies              -           -           -           -           -           -
431    Other Interest Expense               -           -           -           -           -           -

              TOTAL EXPENSES          $  2,935    $  2,893    $  4,846    $  9,088    $    758    $  2,393

                                                          39


                         ANNUAL REPORT OF:  Consolidated Natural Gas Service Company, Inc.

                                         For the Year Ended December 31, 2000
                                                           (In Thousands)

                                  SCHEDULE XVII - SCHEDULE OF EXPENSE DISTRIBUTION
                                                             BY
                                             DEPARTMENT OR SERVICE FUNCTION

                                      Tele-       VPS        Retail                     LDC
    Description of Items              commun-     Commun-    Company        CNGP      Shared        EOG         PNG
                                      ications    ications     IT            IT       Systems       IT          IT

912-13 Marketing and Advertising      $     -     $     -     $     -     $     -     $     -     $     -      $    17
920    Salaries and Wages                1,235          68         551       1,045       2,372         216       1,184
921    Office Supplies and Expenses        238          11         977         555       1,531         208         191
922    Administrative Expense
           Transferred Credit               -           -           -           -           -           -           -
923    Outside Services Employed            12          -          112       1,022          -        2,108       1,096
924    Property Insurance                   -           -           -           -           -           -           -
925    Injuries and Damages                 -           -           -           -           -           -           -
926    Employee Pensions and Benefits      167          -           -           -          239          -           87
928    Regulatory Commission Expense        -           -           -           -           -           -           -
930.1  General Advertising Expense          -           -           -           -           -           -           -
930.2  Miscellaneous General Expenses       69           6         654         425         135          -            7
931    Rents                                72          78          -           -           18          -           40
932    Maintenance of Structures
           and Equipment                    32          -            1           9         (76)          1           4
403    Depreciation and
           Amortization Expense             25          -            2           3           9          -            1
408    Taxes Other Than Income Taxes        -           -           -           -           -           -           -
409    Income Taxes                         -           -           -           -           -           -           -
410    Provision for Deferred
           Income Taxes                     -           -           -           -           -           -           -
411    Provision for Deferred
           Income Taxes - Credit            -           -           -           -           -           -           -
411.5  Investment Tax Credit                -           -           -           -           -           -           -
426.1  Donations                            -           -           -           -           -           -           -
426.5  Other Deductions                     -           -           -           -           -           -           -
427    Interest on Long-Term Debt           -           -           -           -           -           -           -
430    Interest on Debt to
           Associate Companies              -           -           -           -           -           -           -
431    Other Interest Expense               -           -           -           -           -           -           -

              TOTAL EXPENSES          $  1,850    $    163    $  2,297    $  3,059    $  4,228    $  2,533     $ 2,627

                                                          40


                         ANNUAL REPORT OF:  Consolidated Natural Gas Service Company, Inc.

                                         For the Year Ended December 31, 2000
                                                          (In Thousands)

                                  SCHEDULE XVII - SCHEDULE OF EXPENSE DISTRIBUTION
                                                             BY
                                             DEPARTMENT OR SERVICE FUNCTION

                                          VNG      Corporate                            SCADA        Year
    Description of Items                  IT           IT        CAMP        CFS         /GM         2000

912-13 Marketing and Advertising      $     -     $     -     $     -     $     -     $     -     $     -
920    Salaries and Wages                  232         632          22       1,031       1,026         230
921    Office Supplies and Expenses         11         106          96       2,307         666          26
922    Administrative Expense
           Transferred Credit               -           -           -           -           -           -
923    Outside Services Employed           613         296          -           -           -           56
924    Property Insurance                   -           -           -           -           -           -
925    Injuries and Damages                 -           -           -           -           -           -
926    Employee Pensions and Benefits       -         1,198         -          143          -          341
928    Regulatory Commission Expense        -           -           -           -           -           -
930.1  General Advertising Expense          -           -           -           -           -           -
930.2  Miscellaneous General Expenses       -            6          -           -           -           -
931    Rents                                -          101          35         154          -          122
932    Maintenance of Structures
           and Equipment                    2            3          -           -           10           2
403    Depreciation and
           Amortization Expense             -           76           1         109          -           87
408    Taxes Other Than Income Taxes        -           -           -           -           -           -
409    Income Taxes                         -           -           -           -           -           -
410    Provision for Deferred
           Income Taxes                     -           -           -           -           -           -
411    Provision for Deferred
           Income Taxes - Credit            -           -           -           -           -           -
411.5  Investment Tax Credit                -           -           -           -           -           -
426.1  Donations                            -           -           -           -           -           -
426.5  Other Deductions                     -           -           -           -           -           -
427    Interest on Long-Term Debt           -           -           -           -           -           -
430    Interest on Debt to
           Associate Companies              -           -           -           -           -           -
431    Other Interest Expense               -           -           -           -           -           -

              TOTAL EXPENSES          $    858    $  2,418    $    154    $  3,744    $  1,702    $    864

                                                          41


                         ANNUAL REPORT OF:  Consolidated Natural Gas Service Company, Inc.

                                         For the Year Ended December 31, 2000
                                                          (In Thousands)

                                  SCHEDULE XVII - SCHEDULE OF EXPENSE DISTRIBUTION
                                                              BY
                                             DEPARTMENT OR SERVICE FUNCTION
                                       Trans-                     CNGT                                         Cash Mgmt.
                                       portation      CNGT    Engineering    Accounts    General               & Customer
    Description of Items                /GSS           IT     & Field Ops.    Payable    Services   Payroll      Payment

912-13 Marketing and Advertising      $     -     $     -     $     -     $     -     $     -     $     -     $     -
920    Salaries and Wages                  896         686       1,113         316         441         602         832
921    Office Supplies and Expenses        658         559         209         147       1,017          44         163
922    Administrative Expense
           Transferred Credit               -           -           -           -           -           -           -
923    Outside Services Employed             5       2,398          -           -           -            2          -
924    Property Insurance                   -           -           -           -           -           -           -
925    Injuries and Damages                 -           -           -           -           -           -           -
926    Employee Pensions and Benefits       -          109          -           99          87         534         655
928    Regulatory Commission Expense        -           -           -           -           -           -           -
930.1  General Advertising Expense          -           -           -           -           -           -           -
930.2  Miscellaneous General Expenses       -           -           -            1          25           2           2
931    Rents                                11          -           53         143         507         136         160
932    Maintenance of Structures
           and Equipment                    10           2           8          -            1          -            1
403    Depreciation and
           Amortization Expense             -           -            3          87         334         103         126
408    Taxes Other Than Income Taxes        -           -           -           -           -            1          -
409    Income Taxes                         -           -           -           -           -           -           -
410    Provision for Deferred
           Income Taxes                     -           -           -           -           -           -           -
411    Provision for Deferred
           Income Taxes - Credit            -           -           -           -           -           -           -
411.5  Investment Tax Credit                -           -           -           -           -           -           -
426.1  Donations                            -           -           -           -           -           -           -
426.5  Other Deductions                     -           -           -           -           -           -           -
427    Interest on Long-Term Debt           -           -           -           -           -           -           -
430    Interest on Debt to
           Associate Companies              -           -           -           -           -           -           -
431    Other Interest Expense               -           -           -           -           -           -           -

              TOTAL EXPENSES          $  1,580    $  3,754    $  1,386    $    793    $  2,412    $  1,424    $  1,938

                                                          42


                         ANNUAL REPORT OF:  Consolidated Natural Gas Service Company, Inc.

                                         For the Year Ended December 31, 2000
                                                          (In Thousands)

                                  SCHEDULE XVII - SCHEDULE OF EXPENSE DISTRIBUTION
                                                             BY
                                             DEPARTMENT OR SERVICE FUNCTION
                                                                            Large                   Market
                                        System     Marketing      Mass     Customer   Technical    Planning &
    Description of Items                 Fleet       Staff     Marketing    Market    Marketing    Analysis

912-13 Marketing and Advertising      $     -     $     -     $  1,604    $      2    $     -     $     43
920    Salaries and Wages                  189          -          519         644         199         368
921    Office Supplies and Expenses         77          (1)        245         285         155         253
922    Administrative Expense
           Transferred Credit               -           -           -           -           -           -
923    Outside Services Employed            -           -           -            7          52          -
924    Property Insurance                   -           -           -           -           -           -
925    Injuries and Damages                 -           -           -           -           -           -
926    Employee Pensions and Benefits       23          -           81          -           82         223
928    Regulatory Commission Expense        -           -           -           -           -           -
930.1  General Advertising Expense          -           -           -           -           -           -
930.2  Miscellaneous General Expenses       -           -           -           20          -           -
931    Rents                                31           1         699           1          -           -
932    Maintenance of Structures
           and Equipment                    -           -           -           -           -           -
403    Depreciation and
           Amortization Expense             35          -          209          -           -           -
408    Taxes Other Than Income Taxes        -           -           -           -           -           -
409    Income Taxes                         -           -           -           -           -           -
410    Provision for Deferred
           Income Taxes                     -           -           -           -           -           -
411    Provision for Deferred
           Income Taxes - Credit            -           -           -           -           -           -
411.5  Investment Tax Credit                -           -           -           -           -           -
426.1  Donations                            -           -           -           -           -           -
426.5  Other Deductions                     -           -           -           -           -           -
427    Interest on Long-Term Debt           -           -           -           -           -           -
430    Interest on Debt to
           Associate Companies              -           -           -           -           -           -
431    Other Interest Expense               -           -           -           -           -           -

              TOTAL EXPENSES          $    355    $     -     $  3,357    $    959    $    488    $    887

                                                          43


                         ANNUAL REPORT OF:  Consolidated Natural Gas Service Company, Inc.

                                         For the Year Ended December 31, 2000
                                                          (In Thousands)

                                 SCHEDULE XVII - SCHEDULE OF EXPENSE DISTRIBUTION
                                                            BY
                                            DEPARTMENT OR SERVICE FUNCTION
                                                    Regulated    RBL          RBL         RBL        RBL
                                      Marketing     Bus. Sup.  Leadership  Commercial    Asset    Tech. &
    Description of Items                Commun.       Group      Team      Operations  Operations Implement.

912-13 Marketing and Advertising      $  1,874    $     -     $     -     $     -     $     -     $     -
920    Salaries and Wages                  249          15          -          437       1,253         484
921    Office Supplies and Expenses         31           3          14         124         167          83
922    Administrative Expense
           Transferred Credit               -           -           -           -           -           -
923    Outside Services Employed            -            2          -           -           15           7
924    Property Insurance                   -           -           -           -           -           -
925    Injuries and Damages                 -           -           -           -           -           -
926    Employee Pensions and Benefits       -           -           -          152      (2,300)        290
928    Regulatory Commission Expense        -           -           -           -           -           -
930.1  General Advertising Expense          -           -           -           -           -           -
930.2  Miscellaneous General Expenses       -           -           -           -           -           -
931    Rents                                -            6          -           56         117         131
932    Maintenance of Structures
           and Equipment                    -            2          -           18          -           -
403    Depreciation and
           Amortization Expense             -            4          -           77          37          37
408    Taxes Other Than Income Taxes        -           -           -           -           -           -
409    Income Taxes                         -           -           -           -           -           -
410    Provision for Deferred
           Income Taxes                     -           -           -           -           -           -
411    Provision for Deferred
           Income Taxes - Credit            -           -           -           -           -           -
411.5  Investment Tax Credit                -           -           -           -           -           -
426.1  Donations                            -           -           -           -           -           -
426.5  Other Deductions                     -           -           -           -           -           -
427    Interest on Long-Term Debt           -           -           -           -           -           -
430    Interest on Debt to
           Associate Companies              -           -           -           -           -           -
431    Other Interest Expense               -           -           -           -           -           -

              TOTAL EXPENSES          $  2,154    $     32    $     14    $    864    $   (711)    $  1,032

                                                          44


                         ANNUAL REPORT OF:  Consolidated Natural Gas Service Company, Inc.

                                         For the Year Ended December 31, 2000
                                                          (In Thousands)

                                  SCHEDULE XVII - SCHEDULE OF EXPENSE DISTRIBUTION
                                                             BY
                                             DEPARTMENT OR SERVICE FUNCTION
                                         RBL                              Engineering Engineering   Environ.   Engineering
                                     Organization Materials   Engineering  Codes and    Environ-     Field      Technical
    Description of Items             & Fin Perf.  Management     Staff     Standards     mental     Support      Support

912-13 Marketing and Advertising      $     -     $     -     $     -     $     -     $     -       $    -     $     -
920    Salaries and Wages                  676           9         386         237         934          393         289
921    Office Supplies and Expenses        105          -           90          32          82           21          60
922    Administrative Expense
           Transferred Credit               -           -           -           -           -            -           -
923    Outside Services Employed            -           -            2           2          47           3           -
924    Property Insurance                   -           -           -           -           -            -           -
925    Injuries and Damages                 -           -           -           -           -            -           -
926    Employee Pensions and Benefits      382          -           -           -           -            -           -
928    Regulatory Commission Expense        -           -           -           -           -            -           -
930.1  General Advertising Expense          -           -           -           -           -            -           -
930.2  Miscellaneous General Expenses       -           -            9          -           11            1           5
931    Rents                               139          -           62          42          70           12          43
932    Maintenance of Structures
           and Equipment                    -           -           -           -           -            -           -
403    Depreciation and
           Amortization Expense             37          -          39           28          34           -           28
408    Taxes Other Than Income Taxes        -           -           -           -           -            -           -
409    Income Taxes                         -           -           -           -           -            -           -
410    Provision for Deferred
           Income Taxes                     -           -           -           -           -            -           -
411    Provision for Deferred
           Income Taxes - Credit            -           -           -           -           -            -           -
411.5  Investment Tax Credit                -           -           -           -           -            -           -
426.1  Donations                            -           -           -           -           -            -           -
426.5  Other Deductions                     -           -           -           -           -            -           -
427    Interest on Long-Term Debt           -           -           -           -           -            -           -
430    Interest on Debt to
           Associate Companies              -           -           -           -           -            -           -
431    Other Interest Expense               -           -           -           -           -            -           -

              TOTAL EXPENSES          $  1,339    $      9    $    570    $    341    $  1,178      $   425    $    425

                                                          45


                         ANNUAL REPORT OF:  Consolidated Natural Gas Service Company, Inc.

                                         For the Year Ended December 31, 2000
                                                          (In Thousands)

                                  SCHEDULE XVII - SCHEDULE OF EXPENSE DISTRIBUTION
                                                             BY
                                             DEPARTMENT OR SERVICE FUNCTION
                                      Gas Supply  Gas Supply               Gas Supply    Gas
                                        Area      Mkt. Area   Gas Supply  Reg. Support  Supply
    Description of Items              Acquisition Acquisition  Planning   & Accounting   Staff

912-13 Marketing and Advertising      $     -     $     -     $     -     $     -     $     -
920    Salaries and Wages                  362         209         279         530         407
921    Office Supplies and Expenses        136          14          28         452         352
922    Administrative Expense
           Transferred Credit               -           -           -           -           -
923    Outside Services Employed            -          771          -           10          -
924    Property Insurance                   -           -           -           -           -
925    Injuries and Damages                 -           -           -           -           -
926    Employee Pensions and Benefits      207          97          56         115         341
928    Regulatory Commission Expense        -           -           -           -           -
930.1  General Advertising Expense          -           -           -           -           -
930.2  Miscellaneous General Expenses       -            1          -           -            6
931    Rents                                -           -           -          140         169
932    Maintenance of Structures
           and Equipment                    -           -           -           -           -
403    Depreciation and
           Amortization Expense             -           -            7          -          173
408    Taxes Other Than Income Taxes        -           -           -           -           -
409    Income Taxes                         -           -           -           -           -
410    Provision for Deferred
           Income Taxes                     -           -           -           -           -
411    Provision for Deferred
           Income Taxes - Credit            -           -           -           -           -
411.5  Investment Tax Credit                -           -           -           -           -
426.1  Donations                            -           -           -           -           -
426.5  Other Deductions                     -           -           -           -           -
427    Interest on Long-Term Debt           -           -           -           -           -
430    Interest on Debt to
           Associate Companies              -           -           -           -           -
431    Other Interest Expense               -           -           -           -           -

              TOTAL EXPENSES          $    705    $  1,092    $    370    $  1,247    $  1,448

                                                          46

       ANNUAL REPORT OF:  Consolidated Natural Gas Service Company, Inc.

                      For the Year Ended December 31, 2000
                                 (In Thousands)

                DEPARTMENTAL ANALYSIS OF SALARIES - ACCOUNT 920

                              Departmental Salary Expense         Number of
   Name of Department         Included in Amounts Billed To       Personnel
Indicate each department   Total     Parent     Other      Non     End of
or service function.       Amount   Company  Associates Associates  Year

Regular Services
Executive Office          $10,979   $ 1,007   $ 9,972    $   -       24
Corporate Communications      500        13       487        -        5
Media Relations - Gas          45         1        44        -        1
Legal - Washington            217      (190)      407        -        -
Secretary's                   254         6       248        -        1
Legal - Pittsburgh          1,176       149     1,027        -        5
External Affairs and
    Policy Development        648         7       641        -        3
Corporate Affairs             283         4       279        -        3
Controller's                  544         8       536        -        3
Corp. General Accounting    1,309        43     1,266        -       17
Regulated Fixed Assets        737        -        720        17      10
Internal Auditing             691         1       690        -        8
Human Resources               881        -        881        -        8
Employee Benefits             715        27       688        -        4
Treasurer's                   776      (424)    1,200        -        3
Tax                           675        16       658         1       6
Flight Operations              11        -         11        -        1
Investor Relations             54         8        46        -       -

          SUBTOTAL         20,495       676    19,801        18     102

System Services Group
  (SSG) (Page 48)          24,295       135    24,115        45     244

Regulated Business Support
  Group (RBSG) (Page 50)    8,861       791     8,049        21      71

          TOTAL           $53,651   $ 1,602  $ 51,965    $   84     417

      ANNUAL REPORT OF:  Consolidated Natural Gas Service Company, Inc.

                     For the Year Ended December 31, 2000
                                (In Thousands)

               DEPARTMENTAL ANALYSIS OF SALARIES - ACCOUNT 920

                              Departmental Salary Expense         Number of
   Name of Department         Included in Amounts Billed To       Personnel
Indicate each department   Total     Parent     Other      Non     End of
or service function.       Amount   Company  Associates Associates  Year

System Services Group (SSG)
System Services Staff     $   718   $    13   $   705    $   -        3
Monty                         582         4       577         1       5
I/T Training & Development    394         4       390        -        4
Project & Financial Planning  609        (1)      610        -        6
Purchasing                  2,058        17     2,041        -       21
Facility Services             924        18       906        -       12
Network Services              824        -        806        18       7
Data Center Operations      2,162         1     2,161        -        9
Security / Operations
    Support                   414         1       413        -        4
System Administration         691         1       690        -        6
Telecommunications          1,235         6     1,229        -       12
VPS Communications             68         1        67        -        2
Retail Company -
    Information Technology    551        -        551        -        5
CNGP - Information
    Technology              1,045         2     1,043        -       15
LDC Shared Systems          2,372         2     2,370        -       25
Information Technology:
   EOG                        216        -        216        -        3
   PNG                      1,184        -      1,183         1      17
   VNG                        232        -        222        10      -
   Corporate                  632         5       627        -        7
CAMP                           22        -         22        -        1
CFS                         1,031        13     1,018        -        9
SCADA/GM                    1,026        -      1,021         5      12
Year 2000                     230         2       228        -       -
Transportation/GSS            896         3       893        -       12
CNGT - Information                                           -
        Technology            686        -        686        -       10
CNGT - Engineering and                                       -
    Field Operations        1,113        -      1,113        -       15
Processing Services
    Group (See page 49)     2,380        43     2,327        10      22

          SUBTOTAL SSG    $24,295   $   135   $24,115    $   45     244

      ANNUAL REPORT OF:  Consolidated Natural Gas Service Company, Inc.

                     For the Year Ended December 31, 2000
                                (In Thousands)

               DEPARTMENTAL ANALYSIS OF SALARIES - ACCOUNT 920

                              Departmental Salary Expense         Number of
   Name of Department         Included in Amounts Billed To       Personnel
Indicate each department   Total     Parent     Other      Non     End of
or service function.       Amount   Company  Associates Associates  Year

System Services Group (SSG)
    (Continued)

Processing Services Group (PSG)

Accounts Payable          $   316   $    1    $   315        -        2
General Services              441        5        436        -        8
Payroll                       602       26        566        10       4
Cash Management and                                          -
    Customer Payment          832       10        822        -        4
System Fleet                  189        1        188        -        4

          SUBTOTAL PSG    $ 2,380   $   43    $ 2,327    $   10      22

       ANNUAL REPORT OF:  Consolidated Natural Gas Service Company, Inc.

                      For the Year Ended December 31, 2000
                                 (In Thousands)

                DEPARTMENTAL ANALYSIS OF SALARIES - ACCOUNT 920

                              Departmental Salary Expense         Number of
   Name of Department         Included in Amounts Billed To       Personnel
Indicate each department   Total     Parent     Other      Non     End of
or service function.      Amount    Company  Associates Associates  Year

Regulated Business Support Group (RBSG)
Mass Marketing             $  519   $    -     $  506    $  13        5
Large Customer Market         644        -        644        -        6
Technical Marketing           199        -        199        -        2
Market Planning and
    Analysis                  368        -        364        4        3
Marketing Communications      249        -        245        4        3
Regulated Business Support
    Group                      15        -         15        -        -
RBL Commercial Operations     437        -        437        -        2
RBL Asset Operations        1,253      758        495        -        2
RBL Tech.& Implementaion      484        -        484        -        2
RBL Organization &
    Financial Control         676        3        673        -        3
Materials Management            9        -          9        -        5
Engineering Staff             368        -        368        -        3
Engineering Codes and
    Standards                 237        -        237        -        2
Engineering Environmental     934        -        934        -        9
Environmental Field Support   393        -        393        -        9
Engineering Technical
    Support                   289        -        289        -        3
Gas Supply Area Acquisition   362        -        362        -        2
Gas Supply Market Area
    Acquisition               209        -        209        -        -
Gas Supply Planning           279        -        279        -        3
Gas Supply Regulatory
    Support and Accounting    530       30        500        -        5
Gas Supply Staff              407        -        407        -        2

          SUBTOTAL RBSG   $ 8,861   $  791    $ 8,049    $  21       71

      ANNUAL REPORT OF:  Consolidated Natural Gas Service Company, Inc.

                     For the Year Ended December 31, 2000
                                  (In Thousands)

                   OUTSIDE SERVICES EMPLOYED - ACCOUNT 923

INSTRUCTIONS:  Provide a breakdown by subaccount of outside services employed.
               If the aggregate amounts paid to any one payee and included within one subaccount is less than $100,000, only the aggregate number and amount of all such payments included within the subaccount need be shown. Provide a subtotal for each type of service.

                                                     Relationship
                                                     "A"=Associate
                                                       "NA"=Non
    From Whom Purchased           Description          Associate   Amount


Legal Services:

  Malatesta, Hawke & McKeon     Legal Services             NA    $  187


  Miscellaneous (25 items
   less than $100,000)          Legal Services             NA       406
        TOTAL                                                       593


Tax Services:

  Miscellaneous (7 items        Tax Consultants
     less than $100,000)                                   NA       140


Auditing Services:

  Miscellaneous (2 items
     less than $100,000)        Audit Services             NA        29

      ANNUAL REPORT OF:  Consolidated Natural Gas Service Company, Inc.
                     For the Year Ended December 31, 2000
                                (In Thousands)

           OUTSIDE SERVICES EMPLOYED - ACCOUNT 923 (Concluded)

                                                     Relationship
                                                     "A"=Associate
                                                       "NA"=Non
    From Whom Purchased           Description          Associate   Amount

Other Special Services:

  Wang Laboratories, Inc.       Computer Consultants/        NA   $ 9,640
                                Services

  Ascent Temporaries, Inc.      Computer Consultants/        NA       115
                                Temporary Services

  Miz Data Systems, Inc.        Computer Consultants/        NA       158
                                Temporary Services

  Wisconsin Gas                 Rate Consulting              NA       115

  Dominion Field Services       Administrative Services -     A       769
                                  LDC Support Group

  Dominion Resources Services   Service Company Charges       A       280

  Miscellaneous (100 items
     less than $100,000)        Various Services             NA       804

           TOTAL                                                   11,881

           GRAND TOTAL                                            $12,643

      ANNUAL REPORT OF:  Consolidated Natural Gas Service Company, Inc.

                     For the Year Ended December 31, 2000
                               (In Thousands)

                 EMPLOYEE PENSIONS AND BENEFITS - ACCOUNT 926

INSTRUCTIONS:  Provide a listing of each pension plan and benefit program provided by the service company. Such listing should be limited to $25,000.

                 Description                                       Amount

Change of Control - Severance and Pensions                       $ 42,426

Workforce Reduction - Severance                                    13,362

Employee Benefit Outsourcing                                        4,053

Medical Benefit & Insurance Plans                                   3,440

Thrift Plans                                                        1,857

Retirement Benefits                                                 2,077

Early Retirement Program, Net of Curtailment Gain                   1,251

ERISA Contributions                                                   768

Employee Moving & Relocation                                           51

Education Refunds                                                     111

Financial Planning                                                     59

Long Term Disability Insurance                                         64

Employee Appliance Purchase Plan                                       76

Other                                                                 293

Pension Expense                                                    (7,844)

Employee Contributions                                               (703)

         TOTAL                                                   $ 61,341
                                      53

        ANNUAL REPORT OF:  Consolidated Natural Gas Service Company, Inc.

                       For the Year Ended December 31, 2000
                                  (In Thousands)

                   GENERAL ADVERTISING EXPENSES - ACCOUNT 930.1

INSTRUCTIONS:  Provide a listing of the amount included in Account 930.1,
               "General Advertising Expenses", classifying the items according to the nature of the advertising and as defined in the account definition. If a particular class includes an amount in excess of $3,000 applicable to a single payee, show separately the name of the payee and the aggregate amount applicable thereto.


       Description              Name of Payee                    Amount


                                                                $     -

          TOTAL                                                 $     -

     ANNUAL REPORT OF:  Consolidated Natural Gas Service Company, Inc.

                    For the Year Ended December 31, 2000
                               (In Thousands)

               MISCELLANEOUS GENERAL EXPENSES - ACCOUNT 930.2

INSTRUCTIONS:  Provide a listing of the amount included in Account 930.2,
               "Miscellaneous General Expenses", classifying such expenses according to their nature. Payments and expenses permitted by
               Section 321 (b) (2) of the Federal Election Campaign Act, as amended by Public Law 94-283 in 1976 (2 U.S.C. Section 441 (b)
               (2)) shall be separately classified.


       Description                                              Amount


Transfer Agent Expenses                                        $     98
Other Shareholder and SEC Reports                                    43
Other Shareholder Expenses                                           26
Other Miscellaneous Expenses                                        322
Merger-related Expenses
  Benefits Outsourcing                                            1,945
  Facility Relocation/Reconfiguration                             1,002
  Systems Integration                                               936
  Other                                                             192

          TOTAL                                                $  4,564

      ANNUAL REPORT OF:  Consolidated Natural Gas Service Company, Inc.

                     For the Year Ended December 31, 2000
                                (In Thousands)

                             RENT - ACCOUNT 931

 INSTRUCTIONS:  Provide a listing of the amount included in Account 931,
                "Rents", classifying such expenses by major groupings of property, as defined in the account definition of the uniform System of Accounts.

        Type of Property                                           Amount

Office Rents                                                      $  7,132

Lease Restructuring                                                    577

Office Equipment Rental                                                469

Automobile Leasing                                                     369

Garage Rents                                                            59

Apartment Rents                                                         35

Miscellaneous Rents                                                     51


         TOTAL                                                    $  8,692

      ANNUAL REPORT OF:  Consolidated Natural Gas Service Company, Inc.

                     For the Year Ended December 31, 2000
                                (In Thousands)

                 TAXES OTHER THAN INCOME TAXES - ACCOUNT 408

INSTRUCTIONS:  Provide an analysis of Account 408, "Taxes Other Than Income
               Taxes".  Separate the analysis into two groups:  (1) other than
               U. S. Government taxes, and (2) U.S. Government Taxes. Specify each of the various kinds of taxes and show the amounts thereof. Provide a subtotal for each class of tax.

                   Kind of Tax                                      Amount

(A) Other Than U. S. Government Taxes
      Pittsburgh Business Privilege Tax                            $    294
      State Unemployment Tax                                            178
      Real & Personal Property Taxes                                    109
      Other Miscellaneous Taxes                                         113

              SUBTOTAL                                                  694

(B) U. S. Government Taxes
      Federal Social Security Tax                                     4,091
      Federal Unemployment Tax                                           40

              SUBTOTAL                                                4,131

              TOTAL                                                $  4,825

      ANNUAL REPORT OF:  Consolidated Natural Gas Service Company, Inc.

                     For the Year Ended December 31, 2000
                                (In Thousands)

                          DONATIONS - ACCOUNT 426.1

INSTRUCTIONS:  Provide a listing of the amount included in Account 426.1,
               "Donations", classifying such expenses by its purpose. The aggregate number and amount of all items of less than $3,000 may be shown in lieu of details.

    Name of Recipient            Purpose of Donation              Amount



         TOTAL                                                   $     -

      ANNUAL REPORT OF:  Consolidated Natural Gas Service Company, Inc.

                     For the Year Ended December 31, 2000
                                (In Thousands)

                        OTHER DEDUCTIONS - ACCOUNT 426.5

INSTRUCTIONS:  Provide a listing of the amount included in Account 426.5,
               "Other Deductions", classifying such expenses according to their nature.

       Description                Name of Payee                      Amount


Lobbying Expenses                 Various                           $   478
Miscellaneous                                                             6

        TOTAL                                                       $   484

      ANNUAL REPORT OF:  Consolidated Natural Gas Service Company, Inc.

                     For the Year Ended December 31, 2000

                 SCHEDULE XVIII - NOTES TO STATEMENT OF INCOME

INSTRUCTIONS:  The space below is provided for important notes regarding the statement of income or any account thereof. Furnish particulars as to any significant increase in services rendered or expenses incurred during the year. Notes relating to financial statements shown elsewhere in this report may be indicated here by reference.


        See Notes to Financial Statements, Schedule XIV, page 22-30.

      ANNUAL REPORT OF:  Consolidated Natural Gas Service Company, Inc.


                          ORGANIZATION CHART - 2000


     Effective January 1, 2001, Consolidated Natural Gas Service Company, Inc. was merged with and into Dominion Resources Services, Inc., with Dominion Resources Services, Inc. being the surviving entity. The merger was approved in Public Utility Holding Company Act Release No. 35-27113 (File No. 70-9477). As a result of the merger, a current organization chart for Consolidated Natural Gas Service Company, Inc. is not applicable.

     ANNUAL REPORT OF:  Consolidated Natural Gas Service Company, Inc.


                           METHODS OF ALLOCATION


                        See Exhibit I filed herewith.

      ANNUAL REPORT OF:  Consolidated Natural Gas Service Company, Inc.
                               (In Thousands)
                     For The Year Ended December 31, 2000

          ANNUAL STATEMENT OF COMPENSATION FOR USE OF CAPITAL BILLED

                            Total Annual            Alloc.  Excess of
                          Indirect Costs              of    Nonassoc.   Amt.
         Company                Billed    Percent  Interest Billings  Billed

Consolidated Natural Gas
  Company                    $     (365)     (1)%   $(12)    $(105) $  (117)

The East Ohio Gas Company        18,501      35%     628      (148)     480

The Peoples Natural Gas
  Company                         6,251      12%     212       (35)     177

Dominion Transmission, Inc.      12,139      23%     412       (73)     339

Hope Gas, Inc.                    2,557       5%      87       (15)      72

Dominion Exploration &
  Production, Inc.                7,993      15%     271       (38)     233

CNG Power Company                    51      -         2        -         2

Virginia Natural Gas, Inc.        3,372       6%     114        -       114

Dominion Field Services, Inc.       284      -        10        (2)       8

CNG Power Services Corporation       16      -        -         -        -

Dominion Products &
  Services, Inc.                    118      -         4        -         4

CNG International Corporation       187      -         6        (3)       3

Dominion Retail, Inc.             1,939       4%      66       (15)      51

CNG Oil Gathering
  Corporation                        16        -       1        -         1

CNG Main Pass Gas Gathering
  Corporation                         4        -      -         -        -

Dominion Resources, Inc.             41        -       1        -         1

Virginia Electric and Power Co.     414       1%      14        -        14

     TOTAL                     $ 53,518     100%  $1,816   $  (434)  $1,382

           ANNUAL REPORT OF:  Consolidated Natural Gas Service Company, Inc.



                              SIGNATURE CLAUSE

Pursuant to the requirements of the Public Utility Holding Company Act of

1935 and the rules and regulations of the Securities and Exchange

Commission issued thereunder, the undersigned company has duly caused this report to be signed on its behalf by the undersigned officer thereunto duly authorized.




                           Consolidated Natural Gas Service Company, Inc.
                                   (Name of Reporting Company)


                           By:  Steven A. Rogers
                                    (Signature of Signing Officer)




                           Steven A. Rogers
                           Vice President and Controller
                           Dominion Resources Services, Inc.
                           (Printed Name and Title of Signing Officer)






Date:  April 30, 2001

          CONSOLIDATED NATURAL GAS SERVICE COMPANY, INC.   Exhibit I

                         Methods of Allocation

Method of Allocating Cost among companies receiving service under this and similar service contracts with Consolidated Natural Gas Service Company, Inc.

1. The costs of rendering service by the Service Corporation will include all costs of doing business including interest on debt but excluding a return for the use of equity capital for which no charge will be made to System companies.

2. (a) The Service Corporation will maintain a separate record of the expenses of each department. The expenses of each department will include:

        (i) those expenses that are directly attributable to such department, and

       (ii) an appropriate portion of those office and housekeeping expenses that are not directly attributable to a department but which are necessary to the operation of such department.

    (b) Expenses of the department will include salaries and wages of employees, rent and utilities, materials and supplies, depreciation, and all other expenses attributable to the department excluding, however, employee welfare expenses. The expenses of a department will not include:

       (i) those incremental out-of-pocket expenses that are incurred for the direct benefit and convenience of an individual company or group of companies;

       (ii)Service Corporation overhead expenses, including expenses of the corporate secretary's department that are attributable to maintaining the corporate existence of the Service Corporation, franchise and other general taxes, employee welfare expenses, and all other incidental overhead expenses including those auditing fees, internal auditing department expenses and accounting department expenses attributable to the Service Corporation.

    (c) The Service Corporation will establish annual budgets for controlling the expenses of each department and for determining estimated costs to be included in interim monthly billing.

          CONSOLIDATED NATURAL GAS SERVICE COMPANY, INC.   Exhibit I
                               (Continued)

                         Methods of Allocation

3.  (a) Employees in each department will be divided into two classes:

        (i) Those employees rendering service to System companies, and

        (ii) Those office and general service employees, such as secretaries, stenographers, telephone operators and file clerks, who generally assist employees in Group A or render other housekeeping services and who are not engaged directly in rendering service to each Company or a group of companies.

    (b) Expenses set forth in Section 2 above (which exclude sickness and disability benefits, paid absences, and other welfare expenses) will be separated to show:

        (i) salaries and wages of Group A employees, and
        (ii) all other expenses of the department.

    (c) There will be attributed to each dollar of a Group A employee's salary or wage, that percentage of all other expenses of his department (as defined in (b) above), that his salary or wage is to the total Group A salaries and wages of that department.

    (d) Group A employees in each department will maintain a record of the time they are employed in rendering service to each company or group of companies. An hourly rate will be determined by dividing the total expense attributable to a Group A employee as determined under subsection (c) above by the productive hours reported by such employee.

4. The charge to the Company for a particular service will be determined by multiplying the hours reported by Group A employees in rendering such service to each Company by the hourly rates applicable to such employees. When such employees render service to a group of companies, the charge to each Company will be determined by multiplying the hours attributable to the Company under the allocation formulas set forth in
    Section 9 of this Exhibit by the hourly rates applicable to such employees.

5. To the extent appropriate and practical, the foregoing computations of hourly rates and charges may be determined for groups of employees within reasonable salary range limits.

6. Those expenses of the Service Corporation that are not included in the annual expense of a department under Section 2 above will be charged to System companies receiving service as follows:

          CONSOLIDATED NATURAL GAS SERVICE COMPANY, INC.   Exhibit I
                              (Continued)

                        Methods of Allocation

    (a) Incremental out-of-pocket costs incurred for the direct benefit and convenience of a company or group of companies will be charged directly to such company or group of companies. Such costs incurred for a group of companies will be allocated on the basis of an appropriate formula.

    (b) Service Corporation overhead expenses referred to in Section 2 above will be charged to the Company in the proportion that the charges made to the Company for costs, other than those set forth in this Section 6, are to the total of such charges to all companies receiving service.

7. Notwithstanding the foregoing basis of determining cost allocations for billing purposes, cost allocations for certain services involving machine operations and production units will be determined on an appropriate basis established by the Service Corporation relating to the direct use of machine equipment or production units.

8. Monthly bills will be issued for the services rendered to the Company on an estimated basis. Such estimate will normally be predicated on service department budgets and estimated productive hours of employees for the year. At the end of each year, estimated figures will be revised to reflect actual experience during such year and adjustments will be made in amounts billed to give effect to such revision.

9. When Group A employees render services to a group of companies, the following formulas shall be used to allocate the time of such employees to the individual companies receiving such service:

    (a) Department formulas to be used when employees render services to all companies participating in such service, for the services indicated:

    Service Department
        or Function                         Basis of Allocation

    Employee Benefits           The number of employee and annuitant accounts
                                as of the preceding December 31st.

    Human Resources             The number of employees as of the preceding
                                December 31st.

    Corporate Planning:
     - Capital Budgets          Total investment in utility plant (as defined
                                by FERC and State Commissions) booked at preceding December 31st.

     - Operating &              Total operating expenses, excluding purchase gas
         Maintenance Budgets    expense, other purchased products and royalties,
                                for the preceding year ended December 31st.

          CONSOLIDATED NATURAL GAS SERVICE COMPANY, INC.   Exhibit I
                                (Continued)

                         Methods of Allocation

    Service Department
       or Function                      Basis of Allocation


    Business and Operations   Throughput gas volumes for CNG Affiliates for
    Services                  the preceding year ended December 31st.

    Risk Management           Insurance premiums for the preceding year
                              ended December 31st.

    Rates Total regulated company operating expenses, excluding purchase gas expense, other purchased products and royalties, for the preceding year ended December 31st.

    Research Gross revenues from the sale of natural gas, including intercompany sales, booked during the preceding year ended December 31st.


    Tax                       The sum of the total income and total
                              deductions as reported for Federal Income Tax
                              purposes on the last return filed.
  Corporate Secretary/        The weighted average the previous three
  Investor Relations          years of total service company billings for the
                              prior years ended December 31st.

System Services Group:

Information Technology:
    LDC Computer Applications  Number of residential and commercial customers at the end of the preceding
                               year ended December 31st.

  Other Computer               Number of users or usage of specific computer
   Applications                system at the end of the preceding year ended
                               December 31st.

  Network Computer             Number of network devises at the end of the
    Applications               preceding year ended December 31st.

  Telecommunication            Number of telecommunication units at the end
    Applications               of the preceding year ended December 31st.


  Facility Services:           Square footage of office space as of the
    Building Services          preceding year ended December 31st.

           CONSOLIDATED NATURAL GAS SERVICE COMPANY, INC.   Exhibit I
                              (Continued)

                          Methods of Allocation

    Service Department
        or Function                      Basis of Allocation

  Processing Services:
   Payroll                     Number of employees at December 31st.

   Cash Management &           Number of customer payments processed during
   Customer Payment            the preceding year ended December 31st.
   Processing

   Accounts Payable            Number of accounts payable documents processed
                               during the preceding year ended December 31st.

   Fleet Administration        Number of vehicles at December 31st.


   Purchasing                  Dollar value of national contract purchases for
                               the preceding year ended December 31st.

   Regulated Business Support Group:

   Engineering Services:
   General Services            Pipeline footage as of the preceding year
                               ended December 31st.

   Transportation and          Total investment in storage and transmission
   Storage Services            plant as of the preceding year ended
                               December 31st

   Gas Supply:                 Gas volumes purchased for each affiliate for the
                               preceding year ended December 31st.

   LDC Marketing:
    Shared Projects            Annual marketing plan budget for the current
                               year of allocation.

    Other Indirect Costs       Total marketing direct and shared project costs
                               billed to each affiliate for the preceding year ended December 31st.

   Materials Management        Material inventory assets as of the preceding
                               ended December 31st.

   System Accounting:
    Financial Accounting and   Number of journal entries processed, reports
    Reporting                  generated and account code combinations for the
                               preceding year ended December 31st.

    Regulated Fixed Assets     Regulated companies fixed assets added, retired
                               or transferred during the preceding year ended
                               December 31st.
                                    5

           CONSOLIDATED NATURAL GAS SERVICE COMPANY, INC.   Exhibit I
                             (Continued)

                          Methods of Allocation

    (b) Formulas to be used in the absence of a department formula or when service rendered by employees is for a different group of companies than those companies regularly participating in such service:

          Company Group                     Basis of Allocation

     All companies (includes   Total operating expenses, excluding purchased
     all System Companies      gas expense, other purchased products and
     except Service            royalties, for the preceding year ended
     Company)                  December 31st.

     All operating companies   Operating revenue deductions booked during
                               the preceding year ended December 31st.

     All retail companies      Volume of gas sold at retail during the
                               preceding year ended December 31st.


     All wholesale companies   Gross revenues from sales for resale booked
                               during the preceding year ended December 31st.

     All companies pur-        Volume of gas purchased from non-affiliated
     chasing gas from non-     pipeline companies during the preceding year
     affiliated companies      ended December 31st.

     All companies purchasing  Volume of gas purchased from individual
     gas from an individual    pipeline company during the preceding year
     non-affiliated pipeline   ended December 31st.
     company

    All companies having       Gross investment in transmission plant
     transmission lines        booked at preceding December 31st.

    All production companies   Production plant budget for the current year
                               of allocation.

    Appalachian production     Gross investment in Appalachian production
     companies                 plant booked at preceding December 31st.

    All storage companies      Gross investment in storage plant, excluding
                               non-current inventory, booked at preceding
                               December 31st.

    All Companies/             The weighted average of the previous three
    Shareholder Activities     years of total Service Company billings.

    (c) If the use of a basis of allocation would result in an inequity because of a change in operations or organization then the Service Corporation may adjust the basis to effect an equitable distribution.
                                   6